PRUDENTIAL DIVERSIFIED BOND FUND, INC.

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PROSPECTUS DATED MARCH 25, 1997

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Prudential Diversified Bond Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is high current income consistent with an appropriate balance between risk and reward as determined by the investment adviser. The Fund seeks to achieve this objective by allocating its assets among sectors of the fixed-income securities markets, primarily U.S. Government securities, mortgage-backed securities, corporate debt securities and foreign securities (mainly government), based upon the investment adviser's evaluation of current market and economic conditions. The Fund has the flexibility to allocate its investments across different sectors of the fixed-income securities markets in order to seek to reduce some of the risks from negative market movements and interest rate changes in any one sector. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector, subject to the limitations described herein. Under normal circumstances, the Fund will maintain at least 65% of its total assets in investment grade debt securities (as defined herein). The Fund may also purchase preferred stock and engage in various derivative securities transactions, including the purchase and sale of put and call options on securities and financial indices and futures transactions on securities, financial indices and currencies and the purchase and sale of foreign currency exchange contracts, to hedge its portfolio and to attempt to enhance returns. The Fund may engage in short-selling and use leverage, including reverse repurchase agreements, dollar rolls and bank borrowings, which entail additional risks to the Fund. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

THE FUND MAY INVEST UP TO 35% OF ITS NET ASSETS IN LOWER-RATED AND UNRATED BONDS, COMMONLY KNOWN AS "JUNK" BONDS. INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST, INCLUDING DEFAULT RISK, THAN HIGHER RATED BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. See "How the Fund Invests--Investment Objective and Policies--Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)."

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 25, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.
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Investors are advised to read this Prospectus and retain it for future reference.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

   The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL DIVERSIFIED BOND FUND, INC.?

  Prudential Diversified Bond Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is high current income consistent with an appropriate balance between risk and reward as determined by the investment adviser. It seeks to achieve this objective by allocating its assets primarily among U.S. Government securities, mortgage-backed securities, corporate debt securities and foreign securities (mainly government), based upon the investment adviser's evaluation of current market and economic conditions. There can be no assurance that the Fund will achieve its objective. See "How the Fund Invests--Investment Objective and Policies" at page 6.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  The Fund will allocate its assets among one or more sectors of the fixed-income securities markets and, under normal circumstances, will maintain at least 65% of its total assets in investment grade debt securities (as defined herein). See "How the Fund Invests--Investment Objective and Policies" at page
6. The Fund is permitted to invest up to 45% of its total assets in debt securities issued by foreign companies and foreign governments, which involves certain risks and considerations not typically associated with investments in U.S. Government securities and debt securities of domestic companies. See "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities" at page 11. The Fund is permitted to invest up to 35% of its net assets in non-investment grade bonds having a minimum rating of at least CCC as determined by a nationally recognized securities rating organization (NRSRO), such as Standard & Poor's Ratings Group or another NRSRO or, if unrated, are, in the opinion of the investment adviser, of equivalent quality. Lower rated securities are subject to a greater risk of loss of principal and interest. See "How the Fund Invests--Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" at page
12. The Fund may also engage in various derivative securities transactions including hedging and return enhancement strategies and interest rate swap transactions, and borrow for leveraging. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 15. The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. See "Taxes, Dividends and Distributions" at page 24. As with an investment in any mutual fund, an investment in this fund can decrease in value and you can lose money.

WHO MANAGES THE FUND?

  Prudential Mutual Fund Management LLC (PMF or the Manager), is the manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets. As of December 31, 1996, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $55.8 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 20. The term "investment adviser", as used herein, refers to the Manager and the Subadviser.

WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee which is currently being charged at the annual rate of .15 of 1% of the average daily net assets of the Class A shares, and at the annual rate of .75 of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expenses of distributing the Class Z shares under a distribution agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund Is Managed--Distributor" at page 21.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $5,000 per class. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors and for purchases made in connection with the "Best Minds" program sponsored by the Distributor. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 27 and "Shareholder Guide--Shareholder Services" at page 38.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How The Fund Values its Shares" at page 23 and "Shareholder Guide--How to Buy Shares of the Fund" at page 27.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers four classes of shares:

  .  Class A Shares: Sold with a maximum initial sales charge of 4% of the offering price.

  .  Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

  .  Class C Shares: Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  .  Class Z Shares: Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

  See "Shareholder Guide--Alternative Purchase Plan" at page 29.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 33.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Fund expects to declare daily and pay monthly dividends of net investment income and pay distributions of net capital gains, if any, at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. See "Taxes, Dividends and Distributions" at page 24.

                                 FUND EXPENSES

                          CLASS A SHARES        CLASS B SHARES         CLASS C SHARES    CLASS Z SHARES
                          --------------        --------------         --------------    --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......          4%                 None                   None              None
 Maximum Sales Load Im-
  posed on Reinvested
  Dividends.............       None                  None                   None              None
 Deferred Sales Load (as
  a percentage of origi-       None       5% during the first year,   1% on redemptions       None
  nal purchase price or                  decreasing by 1% annually to  made within one
  redemption proceeds,                       1% in the fifth and      year of purchase
  whichever is lower)...                     the sixth years and
                                           0% in the seventh year*
 Redemption Fees........       None                  None                   None              None
 Exchange Fees..........       None                  None                   None              None
                          CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES***
                          --------------        --------------         --------------   -----------------
ANNUAL FUND OPERATING
 EXPENSES**
 (as a percentage of av-
 erage net assets)
 Management Fees** (Af-
   ter Reduction).......        .21%                  .21%                   .21%             .21%
 12b-1 Fees++ (After Re-
   duction) ............        .15%                  .75%                   .75%             None
 Other Expenses.........        .54%                  .54%                   .54%             .54%
                                ---                  ----                   ----              ----
 Total Fund Operating
   Expenses+++ (After
   Reduction)...........        .90%                 1.50%                  1.50%             .75%
                                ===                  ====                   ====              ====

EXAMPLE**                                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------                                        ------ ------- ------- --------
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual re-
turn and (2) redemption at the end of each time
period:
 Class A.......................................   $49     $68     $88     $146
 Class B.......................................   $65     $77     $92     $155
 Class C.......................................   $25     $47     $82     $179
 Class Z***....................................   $ 8     $24     $42     $ 93
You would pay the following expenses on the
 same investment, assuming no redemption:
 Class A.......................................   $49     $68     $88     $146
 Class B.......................................   $15     $47     $82     $155
 Class C.......................................   $15     $47     $82     $179
 Class Z***....................................   $ 8     $24     $42     $ 93

The above example is based on restated data for the Fund's fiscal year ended December 31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist an investor in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).
------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
** The Manager has agreed to subsidize expenses or waive management fees so that Total Fund Operating Expenses do not exceed .90%, 1.50%, 1.50% and .75% of the average net assets of the Class A, Class B, Class C and Class Z shares, respectively, for the fiscal year ending December 31, 1997. The management fee without such reductions would be .50 of 1% of the Fund's average daily net assets. Total operating expenses without such reductions would be 1.19% for Class A shares, and 1.79% for Class B and Class C shares and 1.04% for Class Z shares. See "How the Fund is Managed--Manager--Fee Waivers and Subsidy."
*** Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the entire fiscal year ended December 31, 1996.
 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++ Although the Class A, Class B and Class C Distribution and Service Plans provide that the Fund may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A shares and 1% of the average daily net assets of each of the Class B and Class C shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to .15 of 1% of the average daily net asset value of the Class A shares and, with respect to Class B and Class C shares of the Fund to .75 of 1% of the average daily net asset value of the Class B and Class C shares respectively, each for the fiscal year ending December 31, 1996. See "How the Fund is Managed--Distributor." Total operating expenses without such limitations would be 1.05% for Class A shares, and 1.75% for Class B and Class C shares.
+++Total operating expenses without the above referenced waiver of management fees and limitations to applicable distribution fees would be 1.34% for Class A shares, 2.04% for Class B and Class C and 1.04% for Class Z shares.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)
                 (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)

  The following financial highlights for Class A, Class B, Class C and Class Z shares have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional information. The following financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of common stock, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                   CLASS A                     CLASS B                     CLASS C              CLASS Z
                          -------------------------   -------------------------   -------------------------  -------------
                                       JANUARY 10,                 JANUARY 10,                 JANUARY 10,   SEPTEMBER 16,
                                         1995(A)                     1995(A)                     1995(A)        1996(B)
                           YEAR ENDED    THROUGH       YEAR ENDED    THROUGH       YEAR ENDED    THROUGH        THROUGH
                          DECEMBER 31, DECEMBER 31,   DECEMBER 31, DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                              1996         1995           1996         1995           1996         1995          1996
                          ------------ ------------   ------------ ------------   ------------ ------------  -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....    $ 13.79      $ 12.50        $  13.79     $ 12.50         $13.79       $12.50        $13.20
                            -------      -------        --------     -------         ------       ------        ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment
 income(c)..............        .93          .90             .85         .82            .85          .82           .28
Net realized and
 unrealized gain on
 investment
 transactions...........       (.19)        1.51            (.18)       1.51           (.18)        1.51           .40
                            -------      -------        --------     -------         ------       ------        ------
 Total from investment
  operations............        .74         2.41             .67        2.33            .67         2.33           .68
                            -------      -------        --------     -------         ------       ------        ------
LESS DISTRIBUTIONS
Dividends from net
 investment income......       (.93)        (.90)           (.85)       (.82)          (.85)        (.82)         (.28)
Distributions from net
 realized gains.........       (.03)        (.22)           (.03)       (.22)          (.03)        (.22)         (.03)
                            -------      -------        --------     -------         ------       ------        ------
  Total distributions...       (.96)       (1.12)           (.88)      (1.04)          (.88)       (1.04)         (.31)
                            -------      -------        --------     -------         ------       ------        ------
Net asset value, end of
 period.................    $ 13.57      $ 13.79        $  13.58     $ 13.79         $13.58       $13.79        $13.57
                            =======      =======        ========     =======         ======       ======        ======
TOTAL RETURN (e)........       5.80%       19.80%           5.19%      19.11%          5.19%       19.11%         5.35%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000)...........    $30,657      $14,276        $136,054     $85,472         $4,143       $2,655        $  608
Average net assets
 (000)..................    $21,867      $ 7,428        $114,560     $43,574         $3,534       $1,307        $  125
Ratios to average net
 assets(c):
 Expenses, including
  distribution fees.....        .79%         .87%(d)        1.39%       1.47%(d)       1.39%        1.47%(d)       .64%(d)
 Expenses, excluding
  distribution fees.....        .64%         .72%(d)         .64%        .72%(d)        .64%         .72%(d)       .64%(d)
 Net investment income..       7.08%        6.92%(d)        6.48%       6.32%(d)       6.48%        6.32%(d)      7.23%(d)
Portfolio turnover rate.        362%         260%            362%        260%           362%         260%          362%

--------
(a) Commencement of investment operations of Class A, Class B, and Class C shares.
(b) Commencement of investment operations of Class Z shares.
(c) Net of expense subsidy and fee waiver.
(d) Annualized.
(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

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                             HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME CONSISTENT WITH AN APPROPRIATE BALANCE BETWEEN RISK AND REWARD AS DETERMINED BY THE INVESTMENT ADVISER. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY ALLOCATING ITS ASSETS AMONG SECTORS OF THE FIXED-INCOME SECURITIES MARKETS, PRIMARILY U.S. GOVERNMENT SECURITIES, MORTGAGE-BACKED SECURITIES, CORPORATE DEBT SECURITIES AND FOREIGN SECURITIES (MAINLY GOVERNMENT), BASED UPON THE INVESTMENT ADVISER'S EVALUATION OF CURRENT MARKET AND ECONOMIC CONDITIONS. THE FUND HAS THE FLEXIBILITY TO ALLOCATE ITS INVESTMENT ACROSS DIFFERENT SECTORS OF THE FIXED-INCOME SECURITIES MARKETS, IN ORDER TO SEEK TO REDUCE SOME OF THE RISKS FROM NEGATIVE MARKET MOVEMENTS AND INTEREST RATE CHANGES IN ANY ONE SECTOR. THE FUND IS NOT OBLIGATED TO INVEST IN ALL OF THESE SECTORS AT A GIVEN TIME AND, AT TIMES, MAY INVEST ALL OF ITS ASSETS IN ONLY ONE SECTOR, SUBJECT TO THE LIMITATIONS DESCRIBED HEREIN. UNDER NORMAL MARKET CIRCUMSTANCES, THE FUND WILL MAINTAIN AT LEAST 65% OF ITS TOTAL ASSETS IN "INVESTMENT GRADE" DEBT SECURITIES (AS DEFINED BELOW) AND AT LEAST 65% OF ITS TOTAL ASSETS IN BONDS. FOR THE PURPOSES OF THIS PROSPECTUS, BONDS ARE DEBT SECURITIES WITH A MATURITY AT DATE OF ISSUE OF GREATER THAN ONE YEAR. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  THE FUND HAS NO FIXED PERCENTAGE LIMITATIONS ON ALLOCATIONS AMONG SECTORS OF THE FIXED-INCOME SECURITIES MARKETS EXCEPT THAT (I) NO MORE THAN 35% OF ITS NET ASSETS MAY BE INVESTED IN NON-INVESTMENT GRADE BONDS, (II) NO MORE THAN 45% OF ITS TOTAL ASSETS MAY BE INVESTED IN FOREIGN DEBT SECURITIES INCLUDING BOTH CORPORATE AND GOVERNMENT ISSUERS AND (III) AT LEAST 65% OF ITS TOTAL ASSETS MUST BE INVESTED IN INVESTMENT GRADE DEBT SECURITIES UNDER NORMAL MARKET CONDITIONS. ALTHOUGH THE INVESTMENT ADVISER ANTICIPATES THAT INVESTMENTS WILL BE MADE PRINCIPALLY AMONG THE U.S. GOVERNMENT, MORTGAGE-BACKED, CORPORATE AND FOREIGN DEBT SECURITIES SECTORS, THE FUND MAY ALSO INVEST IN OTHER SECTORS OF THE FIXED-INCOME MARKETS, INCLUDING MUNICIPAL SECURITIES, AND MAY PURCHASE PREFERRED STOCK. SEE "INVESTMENT OBJECTIVE AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. IN ADDITION, THE FUND WILL NOT INVEST 25% OR MORE OF ITS TOTAL ASSETS IN A SINGLE INDUSTRY (OTHER THAN OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES).

  The investment adviser has a team of fixed-income professionals including credit analysts and traders with experience in many sectors of the U.S. and foreign fixed-income securities markets. The investment adviser uses both quantitative and fundamental analyses to evaluate each bond issue considered for the Fund. In selecting portfolio securities, the investment adviser will consider economic conditions and interest rate fundamentals. Within each bond sector, the investment adviser will evaluate individual issues based upon their relative investment merit and will consider factors such as yield and potential for price appreciation as well as credit quality, maturity and risk. See "How the Fund is Managed--Manager."

  WHEN MARKET OR ECONOMIC CONDITIONS DICTATE, IN THE VIEW OF THE INVESTMENT ADVISER, THAT A TEMPORARY DEFENSIVE INVESTMENT STRATEGY IS APPROPRIATE, THE FUND MAY INVEST WITHOUT LIMIT IN MONEY MARKET INSTRUMENTS, HOLD CASH AND ENGAGE IN REPURCHASE AGREEMENT TRANSACTIONS. FOR LIQUIDITY PURPOSES, THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN MONEY MARKET INSTRUMENTS AND HOLD CASH. MONEY MARKET INSTRUMENTS TYPICALLY HAVE A MATURITY OF ONE YEAR OR LESS (AS MEASURED FROM THE DATE OF PURCHASE). SEE "OTHER INVESTMENTS AND POLICIES" BELOW.

  Under normal market conditions, the Fund will invest at least 65% of its total assets in "investment grade" debt securities. The term "investment grade" refers to bonds and other debt obligations, rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or, in unrated securities which are of equivalent quality in the opinion of the investment adviser, for example, U.S. Government securities and certain foreign government securities. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than as is the case with higher grade bonds. See the "Description of Security Ratings" in the Appendix to this Prospectus. The Fund's holdings in money market instruments may be used to meet the 65% test for investment grade securities. See "Other Investments and Policies" below.

  THE FUND IS PERMITTED TO INVEST UP TO 35% OF ITS NET ASSETS IN LOWER QUALITY BONDS PROVIDED THAT SUCH SECURITIES HAVE A MINIMUM RATING OF AT LEAST CCC AS DETERMINED BY ONE NRSRO OR, IF UNRATED, ARE DEEMED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY. Securities rated Caa by Moody's or CCC by S&P are speculative and of poor standing and may be in default or there may be present elements of danger with respect to principal or interest. Lower rated debt securities, as well as debt securities with longer maturities, typically provide a higher return and are subject to a greater risk of loss of principal and price volatility than higher rated securities and securities with shorter maturities. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below. The dollar weighted average maturity of the Fund's portfolio will range from one to thirty years.

  Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. The Fund does not intend to retain investment grade securities that are downgraded to junk bond status if 35% or more of its net assets would be invested in junk bonds.

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the values of bonds held by the Fund will change, causing an increase or decrease in the net asset value of the Fund. Longer-term bonds are generally more sensitive to changes in interest rates than shorter-term bonds. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall. The investment adviser will actively manage the Fund's portfolio maturity according to its interest rate outlook and will engage in various techniques to monitor the Fund's exposure to interest rate risk including hedging transactions and interest rate swaps. See "Hedging and Return Enhancement Strategies" and "Other Investments and Policies--Interest Rate Swap Transactions" below.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

U.S. GOVERNMENT SECURITIES

  The Fund invests in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. U.S. Government securities include "zero coupon" securities. See "Mortgage-Backed Securities" and "Corporate and Other Debt Obligations" below and "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage

Corporation (FHLMC); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

  The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the yield or value of the securities or the Fund's shares. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The value of these securities is likely to vary inversely with fluctuations in interest rates.

  Mortgage-backed securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

  During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

  A collateralized mortgage obligation (CMO) is a security issued by a corporation or U.S. Government agency or instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Multiclass pass-through securities are equity interests in a trust composed of mortgages or mortgage-backed securities. Payments of principal of and interest on the underlying mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs and Multiclass Pass-Through Securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

  In reliance on rules and interpretations of the Securities and Exchange Commission (SEC), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objective and Policies--Mortgage-Backed Securities" in the Statement of Additional Information.

  STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may also invest in mortgage-backed security strips (MBS strips) (i) issued by the U.S. Government or its agencies or instrumentalities or (ii) issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing (derivative multiclass mortgage securities). MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. See "Investment Objective and Policies--Mortgage-Backed Securities" in the Statement of Additional Information. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.

  PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

CORPORATE AND OTHER DEBT OBLIGATIONS

  The Fund may invest in corporate and other debt obligations of domestic and foreign issuers including convertible securities. Issuers are not limited to the corporate form of organization. See "Investment Objective and Policies-- Corporate and Other Debt Obligations" in the Statement of Additional Information. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include both corporate and U.S. and foreign government securities.

  Pay-in-kind securities have their interest payable upon maturity by delivery of additional securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Certain debt securities are subject to call provisions.

Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular interest payment periods. See "Investment Objective and Policies-- Corporate and Other Debt Obligations--Zero Coupon, Pay-in-Kind or Deferred Payment Securities" in the Statement of Additional Information.

  The Fund is permitted to invest in adjustable rate or floating rate debt securities, including corporate securities and securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon resets to market rates.

  The Fund is permitted to invest up to 45% of its total assets in foreign debt securities including securities of corporate issuers and foreign government securities. See "Risk Factors and Special Considerations of Investing in Foreign Securities" below.

ASSET-BACKED SECURITIES

  The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Unlike mortgage-backed securities, asset-backed securities do not have the benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality. The Fund is permitted to invest up to 25% of its total assets in asset-backed securities.

CONVERTIBLE SECURITIES

  A convertible security is generally a corporate bond (or warrant or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may from time to time hold common stock received upon the conversion of a convertible security. The Fund does not intend to retain the common stock in its portfolio and will sell it as soon as reasonably practicable. Convertible securities also include preferred stock which technically is an equity security. The Fund has no fixed percentage limitations on its investment in convertible securities except as otherwise stated herein under "Investment Objective and Policies."

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

MUNICIPAL SECURITIES

  The Fund may from time to time invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The Fund may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes. See "Investment Objective and Policies--Municipal Securities" in the Statement of Additional Information.

FOREIGN GOVERNMENT SECURITIES

  "Foreign Government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Governmental Entities) denominated in U.S. dollars or foreign currencies.

  A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-governmental entities issuers include, among others, the provinces of Canada. "Foreign Government securities" shall also include debt securities of Government Entities denominated in European Currency Units
(ECU). An ECU represents specified amounts of the currencies of certain of the member states of the European Economic Community. Foreign Government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities and Brady Bonds, which are long-term bonds issued by Governmental Entities in developing countries as part of a restructuring of their commercial bank loans. See "Investment Objective and Policies--Foreign Government Securities" in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These investments, however, may be less liquid than the securities of U.S. corporations. In the event of default of any such foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such securities.

  INVESTING IN THE FIXED-INCOME MARKETS OF DEVELOPING COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN DEBT SECURITIES MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

  ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUND'S INTERNATIONAL INVESTMENT ACTIVITIES. Foreign transaction costs are generally higher than in the United States. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

  If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

  The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of interest or dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

  To mitigate against foreign market risk, the investment adviser intends to invest the non-U.S. dollar denominated portion of the portfolio primarily in government securities of developed nations and highly liquid corporate issues and in options and futures thereon.

RISK FACTORS RELATING TO INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE (JUNK BONDS)

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

  The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

  From time to time, federal laws have been enacted which have required the divestiture by companies of their investments in high yield bonds and have limited the deductibility of interest by certain corporate issuers of high yield bonds. These types of laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. There is currently no legislation pending that would adversely impact the market for junk bonds. However, there can be no assurance that such legislation will not be proposed or enacted in the future.

  During the year ended December 31, 1996, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                       Percentage of Total
              Ratings      Investments
              -------  -------------------
              AAA/Aaa          8.5%
              AA/Aa            5.2%
              A/A             14.4%
              BBB/Baa         43.6%
              BB/Ba           23.5%
              B/B              4.3%
              CCC/Ccc          --
              Unrated          0.5%

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING DERIVATIVE SECURITIES TRANSACTIONS, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

 OPTIONS TRANSACTIONS

 THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES, FINANCIAL INDICES AND CURRENCIES THAT ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE THE FUND'S PORTFOLIO. These options will be on debt securities, financial indices and foreign currencies. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information.

 A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

 A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

 THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains cash or liquid assets with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies--Options on Securities" in the Statement of Additional Information. "Liquid assets," as used in the Fund's Prospectus and Statement of Additional Information, include U.S. Government securities, equity securities, and other liquid, unencumbered assets. The Fund is not subject to any further limitations on the amount of call options it may write.

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

 THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Investment Objective and Policies--Risks Related to Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

 FUTURES CONTRACTS AND OPTIONS THEREON

 THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN

IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION
(CFTC). THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on debt securities, financial indices and foreign currencies or groups of foreign currencies such as the ECU (European Currency Unit). An ECU is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a European economic cooperative organization. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

 The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The Fund may also purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options does not exceed 5% of the liquidation value of the Fund's total assets. The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

 THE FUND MAY ALSO FROM TIME TO TIME PURCHASE EURODOLLAR INSTRUMENTS TRADED ON THE CHICAGO MERCANTILE EXCHANGE. Eurodollar instruments are essentially U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. The use of these instruments is subject to the same limitations and risks as those applicable to the use of interest rate futures contracts and options thereon.

 THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies being hedged is imperfect and there is a risk that the value of the indices or currencies being hedged may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

 The Fund's ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes" in the Statement of Additional Information.

 RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

 PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

 The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if management believes that the counterparty to the option is creditworthy. However, there can be no assurance that a liquid secondary market will continue to exist or that the counterparty to the option will perform as promised. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option. The investment adviser will monitor the creditworthiness of counterparties to OTC options transactions under the supervision of the Board of Directors.

OTHER INVESTMENTS AND POLICIES

 MONEY MARKET INSTRUMENTS

 The Fund may invest in high quality money market instruments, including, among others, commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

 REPURCHASE AGREEMENTS

 The Fund will enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss. The Fund participates in a joint repurchase account with other investment companies managed by PMF pursuant to an order of the SEC. See "Investment Objective and Policies-- Repurchase Agreements" in the Statement of Additional Information.

 ILLIQUID SECURITIES

 The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and other securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper and municipal lease obligations for which there is a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The Fund's investment in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

 When the Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that the Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid.

 The Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.

 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's custodian will maintain, in a segregated account of the Fund, cash or liquid assets, having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit.

 BORROWING

 The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Such liquidations could cause the Fund to realize gains on securities held for less than three months. Because no more than 30% of the Fund's gross income may be derived from the sale or disposition of securities held for less than three months to maintain the Fund's status as a regulated investment company under the Internal Revenue Code, such gains would limit the ability of the Fund to sell other securities held for less than three months that the Fund might wish to sell. See "Taxes" in the Statement of Additional Information.

 Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

 REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

 Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

 The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

 The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

 Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowing" above.

 SECURITIES LENDING

 The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administration and custodial fees in connection with a loan. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets.

 SHORT SALES

 The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account cash or liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and will not be less than the market value of the security at the time it was sold short or (b) otherwise cover its short position.

 The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium, dividends or interest paid in connection with the short sale. No more than 25% of the Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and
(ii) allocated to segregated accounts in connection with short sales.

 INTEREST RATE SWAP TRANSACTIONS

 The Fund may enter into interest rate swap transactions. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. See "Investment Objective and Policies--Interest Rate Swap Transactions" in the Statement of Additional Information.

 The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 10% of the Fund's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if the investment technique was never used.

LOAN PARTICIPATIONS

 The Fund may invest in fixed and floating rate loans (Loans) arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders). The Fund may invest in such Loans generally in the form of participations in Loans (Participations). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

 PORTFOLIO TURNOVER

 As a result of the Fund's investment policies, its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 300%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions (or mark-ups) and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

 SECURITIES OF OTHER INVESTMENT COMPANIES

 The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent the Fund invests in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

INVESTMENT RESTRICTIONS

 The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                            HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

 THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

 For the fiscal year ended December 31, 1996, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were .79%, 1.39% and 1.39%, respectively. For the period from September 16, 1996 (commencement of offering of Class Z Shares) through December 31, 1996, the Fund's total expenses (annualized) as a percentage of average net assets for the Fund's Class Z Shares was .64%. See "Financial Highlights" and "Fee Waivers and Subsidy."

MANAGER

 PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.

 As of December 31, 1996, PMF served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $55.8 billion.

 UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

 UNDER THE SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), A WHOLLY OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (PRUDENTIAL) PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services.

 The current portfolio manager of the Fund is Barbara L. Kenworthy, a managing director and senior portfolio manager of Prudential Investments. Ms. Kenworthy has responsibility for the day-to-day management of the Fund's portfolio. Ms. Kenworthy was previously employed by The Dreyfus Corporation (June 1985-June
1994) and served as president and portfolio manager for several Dreyfus fixed-income funds. Barbara Kenworthy also serves as the portfolio manager of Prudential Government Income Fund, Inc. and has 20 years of investment management experience in both U.S. and foreign securities and investment grade and high yield bonds. Ms. Kenworthy actively manages each Fund's portfolio according to the investment adviser's interest rate outlook. Consistent with each fund's investment objective and policies, she will, at times, invest in different sectors of the fixed-income markets seeking price discrepancies and more favorable interest rates. The investment adviser conducts extensive analysis of U.S. and overseas markets in an attempt to identify trends in interest rates, supply and demand and economic growth. The portfolio manager then selects the sectors, maturities and individual bonds she believes provide the best value under those conditions. The portfolio manager is assisted by two credit analysis teams, one that specializes in investment grade bonds and one that specializes in high yield bonds.

 PMF and PIC are wholly-owned subsidiaries of Prudential, a major diversified insurance and financial services company.

DISTRIBUTOR

 PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

 UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. PRUDENTIAL SECURITIES ALSO INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

 Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

 UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1997.

 UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and
(ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. Prudential Securities has agreed to limit its distribution-related fees payable under the Class B and Class C Plans to .75 of 1% of the average daily net asset value of the Class B and Class C shares, respectively, for the fiscal year ending December 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

 For the fiscal year ended December 31, 1996, the Fund paid distribution expenses (annualized) of .15%, .75% and .75% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income.

 Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

 Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

 In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

 The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

 On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

 Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

 In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

 For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

 The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDY

 The Manager has agreed to subsidize expenses and waive management fees so that Total Fund Operating Expenses do not exceed .90%, 1.50%, 1.50%, and .75% of the average net assets of the Class A, Class B, Class C and Class Z shares, respectively, for the fiscal year ending December 31, 1997. Thereafter, PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."

PORTFOLIO TRANSACTIONS

 Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

 State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

 Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------
                        HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------


 THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. FOR VALUATION PURPOSES, QUOTATIONS OF FOREIGN SECURITIES IN A FOREIGN CURRENCY ARE CONVERTED TO U.S. DOLLAR EQUIVALENTS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

 Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

 The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees.

--------------------------------------------------------------------------------
                      HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five, or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which will be available without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TAXATION OF THE FUND

 The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders.

 In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

 Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. IF CURRENCY FLUCTUATION LOSSES EXCEED OTHER INVESTMENT COMPANY TAXABLE INCOME DURING A TAXABLE YEAR, DISTRIBUTIONS MADE BY THE FUND DURING THE YEAR WOULD BE CHARACTERIZED AS A RETURN OF CAPITAL TO SHAREHOLDERS, REDUCING THE SHAREHOLDER'S BASIS IN HIS OR HER FUND SHARES. SIGNIFICANT CURRENCY LOSSES COULD RESULT IN THE FUND'S INABILITY TO PAY DIVIDENDS OF NET INVESTMENT INCOME.

 TAXATION OF SHAREHOLDERS

 All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%.

 Net investment income attributable to the Fund's investments in municipal securities will be tax-exempt to the Fund but if distributed to shareholders as a dividend will become taxable as ordinary income to the shareholder.

 The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See "Taxes" in the Statement of Additional Information.

 Any gain or loss realized upon a sale, exchange or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any loss, however, on the sale, exchange or redemption of shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

 A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

 Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

 The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A or Class Z shares or the exchange of Class A shares for Class Z shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

 WITHHOLDING TAXES

 Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

 Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

 DIVIDENDS AND DISTRIBUTIONS

 THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that Class A, Class B and Class C shares will bear their own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How The Fund Values its Shares."

 THE AMOUNT OF INCOME AVAILABLE FOR DISTRIBUTION TO SHAREHOLDERS WILL BE AFFECTED BY ANY FOREIGN CURRENCY GAINS OR LOSSES GENERATED BY THE FUND UPON THE DISPOSITION OF DEBT SECURITIES DENOMINATED IN A FOREIGN CURRENCY. See "Taxation of the Fund" above. In the event the Fund's foreign currency losses exceed other investment company taxable income during a taxable year, any distributions made by the Fund during the year would be characterized as a return of capital to investors, reducing the shareholder's basis in the shares. Additionally, the Fund might not be able to pay further dividends to shareholders under these circumstances.

 DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE PAYABLE DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

 WHEN THE PORTFOLIO GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE FOR A CAPITAL GAIN DISTRIBUTION, THE PRICE YOU PAY WILL INCLUDE THE DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF CAPITAL GAIN DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

 For more information regarding taxes, dividends and distributions, see "Taxes" in the Statement of Additional Information."

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
 -------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK

 THE FUND WAS INCORPORATED IN MARYLAND ON SEPTEMBER 1, 1994. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, EACH CONSISTING OF 500 MILLION AUTHORIZED SHARES. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class,
(iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

 The Board of Directors may increase or decrease the number of authorized shares. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

 THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

 This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

 SHARES OF THE FUND MAY BE PURCHASED THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

 Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

 The minimum initial investment for Class A and Class B shares is $1,000 per Class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. For purchases through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Services."

 The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

 Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

 Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

 PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Diversified Bond Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

 If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

 In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Diversified Bond Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                     ANNUAL 12B-1 FEES
                                     (AS A % OF AVERAGE
               SALES CHARGE          DAILY NET ASSETS)        OTHER INFORMATION
               ------------          ------------------       -----------------
CLASS  Maximum initial sales charge  .30 of 1%          Initial sales charge waived
A      of 4% of the public offering  (currently being   or reduced for certain
       price                         charged at a rate  purchases
                                     of .15 of 1%)
CLASS  Maximum contingent deferred   1% (currently      Shares convert to Class A
B      sales charge or CDSC of 5%    being charged at a shares approximately seven
       of the lesser of the amount   rate of .75 of 1%) years after purchase
       invested or the redemption
       proceeds; declines to zero
       after six years
CLASS  Maximum CDSC of 1% of the     1% (currently      Shares do not convert to
C      lesser of the amount          being charged at a another class
       invested or the redemption    rate of .75 of 1%)
       proceeds on redemptions made
       within one year of purchase.
CLASS                                None               Sold to a limited group of
Z      None                                             investors

  Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees), bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class and (iii) Class B shares have a conversion feature. The four classes have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                          SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                           PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
                          OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
                          --------------- --------------- -----------------
    Less than $50,000          4.00%           4.17%            3.75%
    $50,000 to $99,999         3.50            3.63             3.25
    $100,000 to $249,999       2.75            2.83             2.50
    $250,000 to $499,999       2.00            2.04             1.90
    $500,000 to $999,999       1.50            1.52             1.40
    $1,000,000 and above       None            None             None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that item is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons who distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PRUARRAY AND SMARTPATH PLANS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in the Transfer Agent's PruArray or SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided (i) that the plan has a least $1 million in existing assets or 250 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, Prudential Securities or Prusec. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons who distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares of the Fund are available for purchase by the following categories of investors:

  (i) pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who are, or have executed a letter of intent to become, shareholders of any series of Prudential Dryden Fund (formerly The Prudential Institutional Fund (Dryden Fund)), on or before one or more series of Dryden Fund reorganized or who on that date had investments in certain products for which Dryden Fund provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons who distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any contingent deferred sales charge or CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a pro rata basis. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege may affect federal tax treatment of any gain realized upon redemption. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes" in the Statement of Additional Information and "Taxes, Dividends and Distributions" above.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges-- Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                             OF DOLLARS INVESTED OR
        PAYMENT MADE                                      REDEMPTION PROCEEDS
        -------------------                            -------------------------
        First.........................................            5.0%
        Second........................................            4.0%
        Third.........................................            3.0%
        Fourth........................................            2.0%
        Fifth.........................................            1.0%
        Sixth.........................................            1.0%
        Seventh.......................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, i.e., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted. In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  Systematic Withdrawal Plan. The contingent deferred sales charge (CDSC) will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information. The waiver will be granted subject to confirmation of your entitlement.

 WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PruArray or SmartPath Plans. The CDSC will be waived on redemptions from certain qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs, provided that the investment options of the Plan include shares of Prudential Mutual Funds and shares of non-affiliated mutual funds.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature is subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

 AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

 IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (The Fund or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.

 IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

 IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

 You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

 IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

 SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e. voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec registered representative or the Transfer Agent directly.

  . BEST MINDS PROGRAM. The Distributor sponsors the Best Minds program pursuant to which the total dollar amount of a client's investment in the program will be allocated equally among shares of the Fund and certain other Prudential Mutual Funds. For more information about this program, you should contact your Prudential Securities financial adviser or Prusec representative.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--

Contingent Deferred Sales Charges." See also "Shareholder Investment Account-- Systematic Withdrawal Plan" in the Statement of Additional Information.

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                   APPENDIX

                        DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE

BOND RATINGS

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

  PRIME 3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

SHORT-TERM MUNICIPAL RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

  A: Debt rated A has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC: Debt rated BB, B, CCC, and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

COMMERCIAL PAPER

  Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 270 days.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

  A-2: Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rates SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.









   TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust

     TAX-EXEMPT BOND
          FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
Global Utility Fund, Inc.
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.

     EQUITY FUNDS
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth and Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
  MONEY MARKET FUNDS
 . Taxable Money Market Funds
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

 . Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

 . Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

 . Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

                                   PROSPECTUS
                                 MARCH 25, 1997

                                                                            LOGO
No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS...........................................................   2
FUND EXPENSES.............................................................   4
FINANCIAL HIGHLIGHTS......................................................   5
HOW THE FUND INVESTS......................................................   6
 Investment Objective and Policies........................................   6
 Risk Factors and Special Considerations of Investing in Foreign
  Securities..............................................................  11
 Risk Factors Relating to Investing in Debt Securities Rated Below
  Investment Grade (Junk Bonds)...........................................  12
 Hedging and Return Enhancement Strategies................................  13
 Other Investments and Policies...........................................  16
 Loan Participants........................................................  19
 Investment Restrictions..................................................  20
HOW THE FUND IS MANAGED...................................................  20
 Manager..................................................................  20
 Distributor..............................................................  21
 Fee Waivers and Subsidy..................................................  23
 Portfolio Transactions...................................................  23
 Custodian and Transfer and Dividend Disbursing Agent.....................  23
HOW THE FUND VALUES ITS SHARES............................................  23
HOW THE FUND CALCULATES PERFORMANCE.......................................  24
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................  24
GENERAL INFORMATION.......................................................  26
 Description of Common Stock..............................................  26
 Additional Information...................................................  27
SHAREHOLDER GUIDE.........................................................  27
 How to Buy Shares of the Fund............................................  27
 Alternative Purchase Plan................................................  29
 How to Sell Your Shares..................................................  33
 Conversion Feature--Class B Shares.......................................  36
 How to Exchange Your Shares..............................................  37
 Shareholder Services.....................................................  38
APPENDIX.................................................................. A-1
 Description of Security Ratings.......................................... A-1
THE PRUDENTIAL MUTUAL FUND FAMILY......................................... B-1

--------------------------------------------------------------------------------
MF166A

             Class A: 74431J-10-2
CUSIP Nos.:  Class B: 74431J-20-1
             Class C: 74431J-30-0
             Class Z: 74431J-40-9


 PRUDENTIAL DIVERSIFIED BOND
 FUND, INC.

 -----------------

                    PRUDENTIAL DIVERSIFIED BOND FUND, INC.

                      Statement of Additional Information
                             dated March 25, 1997

  Prudential Diversified Bond Fund, Inc. (the Fund), is an open-end, diversified management investment company whose objective is high current income consistent with an appropriate balance between risk and reward as determined by the investment adviser. The Fund seeks to achieve this objective by allocating its assets among sectors of the fixed-income securities markets, primarily U.S. Government securities, mortgage-backed securities, corporate debt securities and foreign securities (mainly government), based upon the investment adviser's evaluation of current market and economic conditions. The Fund has the flexibility to allocate its investments across different sectors of the fixed-income securities markets in order to seek to reduce some of the risks from negative market movements and interest rate changes in any one sector. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector, subject to the limitations described herein. Under normal circumstances, the Fund will maintain at least 65% of its total assets in investment grade debt securities (as defined herein). The Fund may also purchase preferred stock and engage in various derivative securities transactions, including the purchase and sale of put and call options on securities and financial indices and futures transactions on securities, financial indices and currencies and the purchase and sale of foreign currency exchange contracts to hedge its portfolio and to attempt to enhance returns. The Fund may engage in short-selling and use leverage, including reverse repurchase agreements, dollar rolls and bank borrowings, which entail additional risks to the Fund. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March 25, 1997, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                        CROSS-
                                                                      REFERENCE
                                                                      TO PAGE IN
                                                                PAGE  PROSPECTUS
                                                                ----- ----------
Investment Objective and Policies.............................  B-2        6
Investment Restrictions.......................................  B-16      20
Directors and Officers........................................  B-18      20
Manager.......................................................  B-21      20
Distributor...................................................  B-23      21
Portfolio Transactions and Brokerage..........................  B-25      23
Purchase and Redemption of Fund Shares........................  B-26      27
Shareholder Investment Account................................  B-29      37
Net Asset Value...............................................  B-32      23
Taxes.........................................................  B-33      24
Performance Information.......................................  B-35      24
Custodian, Transfer and Dividend Disbursing Agent and Indepen-
 dent Accountants.............................................  B-37      23
Financial Statements..........................................  B-38     --
Independent Auditors' Report..................................  B-49     --
Appendix I--Historical Performance Data.......................  I-1      --
Appendix II--General Investment Information...................  II-1     --
Appendix III--Information Relating to Portfolio Securities....  III-1    --
Appendix IV--Information Relating to The Prudential...........  IV-1     --

-------------------------------------------------------------------------------
MF166B

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is high current income consistent with an appropriate balance between risk and reward as determined by the investment adviser. The Fund seeks to achieve this objective by allocating its assets among sectors of the fixed-income securities markets, primarily U.S. Government securities, mortgage-backed securities, corporate debt securities and foreign securities (mainly government), based upon the investment adviser's evaluation of current market and economic conditions. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

  U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association
(GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations. See "Other Investments and Investment Techniques" below.

  STRIPPED U.S. GOVERNMENT SECURITIES. The Fund may invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

  The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

  Fixed-income U.S. Government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. Government securities are generally lower than the yields available from corporate debt securities. The values of U.S. Government securities will change as interest rates fluctuate. To the extent U.S. Government securities are not adjustable rate securities, these changes in value in response to changes in interest rates generally will be more pronounced. During periods of falling interest rates, the values of outstanding long-term fixed rate U.S. Government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. Government securities will not affect investment income from those securities, they may affect the net asset value of the Fund.

  At a time when the Fund has written call options on a portion of its U.S. Government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distribution. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities. See "Risks of Options Transactions."

MORTGAGE-BACKED SECURITIES

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. Mortgages backing the securities which may be purchased by the Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

  During periods of declining interest rates, prepayment of mortgages underlying mortgage backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

  GNMA CERTIFICATES. Certificates of Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs. As of the date of this Statement of Additional Information, as supplemented, no such legislation has been effected. The Fund's investment adviser would re-evaluate the Fund's investment objectives and policies if any such legislative proposals were adopted.

  FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

  Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

  Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

  FHLMC SECURITIES. The FHLMC was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

  The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

  GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

  FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the FHLMC Act. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

  FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

  FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

  The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

  ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

  The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

  There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs; those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

  COLLATERALIZED MORTGAGE OBLIGATIONS. In reliance on a Securities and Exchange Commission (the SEC) interpretation, the Fund's investments in certain qualifying collateralized mortgage obligations (CMOs), including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitation of the Investment Company Act of 1940, as amended (Investment Company Act), on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

  The Fund will invest in both ARMs which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed Rate Mortgage Securities (FRMs), which are collateralized by fixed rate mortgages.

CORPORATE AND OTHER DEBT OBLIGATIONS

 ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

  The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

MUNICIPAL SECURITIES

  Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market. Under normal market conditions, the Fund intends to invest no more than 5% of its net assets in municipal securities.

  MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.

  The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

  Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

  MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

  1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

  3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

  TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

  FLOATING RATE AND VARIABLE RATE SECURITIES. The Fund is permitted to invest in floating rate and variable rate municipal securities, including participation interests therein and inverse floaters. Floating or variable rate securities often have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. These securities also allow the holder to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the holder paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Floating rate and variable rate securities typically have long maturities but afford the holder the right to demand payment at earlier dates. Such floating rate and variable rate securities will be treated as having maturities equal to the period of adjustment of the interest rate.

  An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

FOREIGN GOVERNMENT SECURITIES

  BRADY BONDS. The Fund is permitted to invest in debt obligations commonly known as "Brady Bonds" which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

  Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

OPTIONS ON SECURITIES

  The Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indices of prices thereof, other financial indices and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options) including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

  The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When the Fund writes a call option, the Fund loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

  The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

  The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

  The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which the investment adviser expects will have a high degree of positive correlation to the values of such portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

  The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the values of which the investment adviser expects will have a high degree of positive correlation to the values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

  The Fund may write options on securities in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

  The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

  Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchase. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors of the Fund will approve a list of dealers with which the Fund may engage in OTC options.

  When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option.

  OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities (the exercise price of the option). The Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price). In such cases the same segregated collateral is considered "cover" for both the put and the call, and the Fund will also segregate or deposit cash or liquid assets equivalent to the amount, if any, by which the put is "in-the-money."

  OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

  When the Fund writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

  Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

  OPTIONS ON GNMA CERTIFICATES. Options on GNMA Certificates are not currently traded on any Exchange. However, the Fund may purchase and write such options should they commence trading on any Exchange and may purchase or write OTC Options on GNMA Certificates.

  Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered.

  A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the GNMA Certificate with a GNMA Certificate which represents cover. When the Fund closes its position or replaces the GNMA Certificate, it may realize an unanticipated loss and incur transaction costs.

RISKS OF OPTIONS TRANSACTIONS

  An exchange-traded option position may be closed out only on an Exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an Exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an Exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an Exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an Exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an Exchange; (e) inadequacy of the facilities of an Exchange or clearinghouse, such as the Options Clearing Corporation (the OCC) to handle current trading volume; or (f) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

  In the event of the bankruptcy of a broker through which the Fund engages in options transactions, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

  Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FUTURES CONTRACTS

  As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, aggregates of debt securities, financial indices, foreign currencies or composite foreign currencies (such as the European Currency Unit) and U.S. Government securities including futures contracts or options linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked. See "Risks of Options Transactions" above.

  The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

  Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

  When the Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

  Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or liquid assets, called "variation margin", in the name of the broker, which are reflective of price fluctuations in the futures contract.

OPTIONS ON FUTURES CONTRACTS

  The Fund may purchase and sell call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of an offsetting futures position by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.

  The Fund will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

  The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

  If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The Fund may enter into futures or related options contracts for return enhancement purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of futures and related options contracts for bona fide hedging purchases within the meaning of the regulations of the Commodity Futures Trading Commission (CFTC).

  In order to determine that the Fund is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or
(2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and
(e) any unrealized appreciation in the value of the contracts.

  If the Fund maintains a short position in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

  In addition, if the Fund holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

  Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to hedge effectively its portfolio.

  In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

  There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Fund's portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities (or currencies) rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

  Compared to the purchase or sale of futures contracts, the purchase and sale of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying securities (or currencies).

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash or other liquid assets in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract (less the value of the "covering" positions, if any). If the value of the securities placed in the segregated account declines, additional cash or liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a defensive strategy, the Fund may temporarily invest in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and repurchase agreements (described more fully below). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

REPURCHASE AGREEMENTS

  The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund may participate in a joint repurchase agreement account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF or the Manager) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the Fund at any time without cause. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

  The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act, commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser will also consider: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations (NRSROs) in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

 The staff of the SEC has taken the position, which the Fund will follow, that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at its election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination but does allow the Fund to treat the assets used as "cover" as liquid. See "How the Fund Invests--Illiquid Securities" in the Prospectus.

INTEREST RATE SWAP TRANSACTIONS

  The Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Fund will enter into interest rate swaps on a net basis, i.e., the two payment streams netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The Fund will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

  The use of interest rate swaps is highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

  The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

SECURITIES OF OTHER INVESTMENT COMPANIES

  The Fund may invest up to 10% of its total assets in securities of other investment companies. Generally, the Fund does not intend to invest in such securities. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate is not expected to exceed 300%. For the period from January 10, 1995 (commencement of investment operations) through December 31, 1995 the Fund's portfolio turnover rate was 260%. For the fiscal year ended
December 31, 1996, the Fund's portfolio turnover rate was 362%. The Fund's portfolio turnover rate during the year ended 1996 resulted from active trading to take advantage of new financial products and increased investor interest in emerging markets. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

  5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on securities, currencies and on securities or financial indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

  7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities.

  8. Make investments for the purpose of exercising control or management.

  9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

  10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

  12. Purchase more than 10% of all outstanding voting securities of any one issuer.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                            POSITION WITH         PRINCIPAL OCCUPATION
 NAME, ADDRESS AND AGE      FUND                   DURING PAST 5 YEARS
 ---------------------      -------------         --------------------
 Edward D. Beach (72)       Director      President and Director of BMC Fund,
 c/o Prudential Mutual Fund                Inc., a closed-end investment
 Management LLC                            company; previously, Vice Chairman
 Gateway Center Three                      of Broyhill Furniture Industries,
 Newark, NJ 07102                          Inc.; Certified Public Accountant;
                                           Secretary and Treasurer of Broyhill
                                           Family Foundation, Inc.; Member of
                                           the Board of Trustees of Mars Hill
                                           College; Director of The High Yield
                                           Income Fund, Inc.
 Eugene C. Dorsey (69)      Director      Retired President, Chief Executive
 c/o Prudential Mutual Fund                Officer and Trustee of the Gannett
 Management LLC                            Foundation (now Freedom Forum);
 Gateway Center Three                      former Publisher of four Gannett
 Newark, NJ 07102                          newspapers and Vice President of
                                           Gannett Company; past Chairman, of
                                           Independent Sector (national
                                           coalition of philanthropic
                                           organizations); former Chairman of
                                           the American Council for the Arts;
                                           Director of the Advisory Board of
                                           Chase Manhattan Bank of Rochester
                                           and The High Yield Income Fund Inc.
 Delayne Dedrick Gold (58)  Director      Marketing and Management Consultant.
 c/o Prudential Mutual Fund
 Management LLC
 Gateway Center Three
 Newark, NJ 07102
 *Robert F. Gunia (50)      Director      Comptroller, Prudential Investments
 c/o Prudential Mutual Fund                (since May 1996); Executive Vice
 Management LLC                            President and Treasurer, Prudential
 Gateway Center Three                      Mutual Fund Management LLC (PMF);
 Newark, NJ 07102                          Senior Vice President (since March
                                           1987) of Prudential Securities
                                           Incorporated (Prudential
                                           Securities); formerly Chief
                                           Administrative Officer (July 1990-
                                           September 1996), Director (January
                                           1989-September 1996), Executive
                                           Vice President, Treasurer and Chief
                                           Financial Officer (June 1987-
                                           September 1996) of Prudential
                                           Mutual Fund Management, Inc.; Vice
                                           President and Director of The Asia
                                           Pacific Fund, Inc. and The High
                                           Yield Income Fund, Inc.
 *Harry A. Jacobs, Jr. (75) Director      Senior Director (since January 1986)
 One New York Plaza                        of Prudential Securities; formerly
 New York, NY 10292                        Interim Chairman and Chief
                                           Executive Officer of Prudential
                                           Mutual Fund Management, Inc. (June-
                                           September 1993); formerly Chairman
                                           of the Board of Prudential
                                           Securities (1982-1985) and Chairman
                                           of the Board and Chief Executive
                                           Officer of Bache Group, Inc. (1977-
                                           1982); Director of the Center for
                                           National Policy. The First
                                           Australia Fund, Inc. and The First
                                           Australia Prime Income Fund, Inc.;
                                           Trustee of the Trudeau Institute.
                                           Director of The High Yield Income
                                           Fund, Inc.
 Donald D. Lennox (78)      Director      Chairman (since February 1990) and
 c/o Prudential Mutual Fund                Director (since April 1989) of
 Management LLC                            International Imaging Materials,
 Gateway Center Three                      Inc.; Retired Chairman, Chief
 Newark, NJ 07102                          Executive Officer and Director of
                                           Shlegel Corporation (industrial
                                           manufacturing) (March 1987-February
                                           1989); Director of Gleason
                                           Corporation, Personal Sound
                                           Technologies, Inc. and The High
                                           Yield Income Fund, Inc.
 *Mendel A. Melzer CFA (36) Director      Chief Investment Officer (since
 751 Broad Street                          October 1996) of Prudential Mutual
 Newark, NJ 07102                          Funds; formerly Chief Financial
                                           Officer of Prudential Investments
                                           (November 1995-September 1996),
                                           Senior Vice President and Chief
                                           Financial Officer of Prudential
                                           Preferred Financial Services (April
                                           1993-November 1995), Managing
                                           Director of Prudential Investment
                                           Advisors (April 1991-April 1993)
                                           and Senior Vice President of
                                           Prudential Capital Corporation
                                           (July 1989-April 1991); Director of
                                           The High Yield Income Fund, Inc.

                            POSITION WITH          PRINCIPAL OCCUPATION
 NAME, ADDRESS AND AGE      FUND                    DURING PAST 5 YEARS
 ---------------------      -------------          --------------------
 Thomas T. Mooney (55)      Director       President of the Greater Rochester
 c/o Prudential Mutual Fund                 Metro Chamber of Commerce; formerly
 Management LLC                             Rochester City Manager; Trustee of
 Gateway Center Three                       Center for Governmental Research,
 Newark, NJ 07102                           Inc.; Director of Monroe County
                                            Water Authority, Rochester Jobs,
                                            Inc., Blue Cross of Rochester,
                                            Executive Service Corps of
                                            Rochester, Monroe County Industrial
                                            Development Corporation, Northeast
                                            Midwest Institute, First Financial
                                            Fund, Inc., The Global Government
                                            Plus Fund, Inc., The High Yield
                                            Plus Fund, Inc. and The High Yield
                                            Income Fund, Inc.
 Thomas H. O'Brien (72)     Director       President of O'Brien Associates
 c/o Prudential Mutual Fund                 (Financial and Management
 Management LLC                             Consultants) (since April 1984);
 Gateway Center Three                       formerly President of Jamaica Water
 Newark, NJ 07102                           Securities Corp. (holding company)
                                            (February 1989-August 1990);
                                            Chairman of the Board and Chief
                                            Executive Officer (September 1987-
                                            February 1989) of Jamaica Water
                                            Supply Company and Director
                                            (September 1987-April 1991);
                                            Director of Ridgewood Savings Bank;
                                            Trustee of Hofstra University;
                                            Director of The High Yield Income
                                            Fund, Inc..
 *Richard A. Redeker (53)   President and  Employee of Prudential Investments;
 751 Broad Street           Director        formerly President, Chief Executive
 Newark, NJ 07102                           Officer and Director (October 1993-
                                            September 1996), of Prudential
                                            Mutual Fund Management, Inc.;
                                            Executive Vice President, Director
                                            and Member of the Operating
                                            Committee (October 1993-September
                                            1996), Prudential Securities;
                                            Director (since October 1993-
                                            September 1996) of Prudential
                                            Securities Group, Inc.; Executive
                                            Vice President, The Prudential
                                            Investment Corporation (since July
                                            1994); formerly Senior Executive
                                            Vice President and Director of
                                            Kemper Financial Services, Inc.
                                            (September 1978-September 1993);
                                            Director and President of The
                                            Global Yield Fund, Inc. and The
                                            High Yield Income Fund, Inc.
 Nancy H. Teeters (66)      Director       Economist; formerly Vice President
 c/o Prudential Mutual Fund                 and Chief Economist (March 1986-
 Management LLC                             June 1990) of International
 Gateway Center Three                       Business Machines Corporation:
 Newark, NJ 07102                           Director of Inland Steel Industries
                                            (since July 1991), First Financial
                                            Fund, Inc. and The High Yield
                                            Income Fund, Inc.
 Louis A. Weil, III (55)    Director       Publisher and Chief Executive
 c/o Prudential Mutual Fund                 Officer (since January 1996) and
 Management LLC                             Director (since September 1991) of
 Gateway Center Three                       Central Newspapers, Inc.; Chairman
 Newark, NJ 07102                           of the Board (since January 1996),
                                            Publisher and Chief Executive
                                            Officer (August 1991-December 1995)
                                            of Phoenix Newspapers, Inc.; prior
                                            thereto, Publisher of Time Magazine
                                            (May 1989-March 1991); formerly
                                            President, Publisher and Chief
                                            Executive Officer of The Detroit
                                            News (February 1986-August 1989);
                                            formerly member of the Advisory
                                            Board, Chase Manhattan Bank--
                                            Westchester; Director of The High
                                            Yield Income Fund, Inc.
 Susan C. Cote (42)         Vice President Executive Vice President (since
 c/o Prudential Mutual Fund                 February 1997) and Chief Financial
 Management LLC                             Officer (since May 1996) of PMF;
 Gateway Center Three                       formerly Managing Director of
 Newark, NJ 07102                           Prudential Investments and Vice
                                            President, The Prudential
                                            Investment Corporation (February
                                            1995-May 1996), Senior Vice
                                            President (January 1989-January
                                            1995) of Prudential Mutual Fund
                                            Management, Inc., and Senior Vice
                                            President (January 1992-January
                                            1995) of Prudential Securities.
 Thomas A. Early (42)       Vice President Executive Vice President, Secretary
 c/o Prudential Mutual Fund                 and General Counsel (since December
 Management LLC                             1996) of PMF; Vice President and
 Gateway Center Three                       General Counsel, Prudential
 Newark, NJ 07102                           Retirement Services (since March
                                            1994); formerly Associate General
                                            Counsel and Chief Financial
                                            Services Officer, Frank Russell
                                            Company (1988-1994).

                            POSITION WITH            PRINCIPAL OCCUPATION
 NAME, ADDRESS AND AGE      FUND                      DURING PAST 5 YEARS
 ---------------------      -------------            --------------------
 S. Jane Rose (51)          Secretary           Senior Vice President (since
 c/o Prudential Mutual Fund                      December 1996) of PMF; Senior
 Management LLC                                  Vice President (January 1991-
 Gateway Center Three                            September 1996) and Senior
 Newark, NJ 07102                                Counsel (June 1987-September
                                                 1996) of Prudential Mutual
                                                 Fund Management, Inc.; Senior
                                                 Vice President and Senior
                                                 Counsel (since July 1992) of
                                                 Prudential Securities;
                                                 formerly Vice President and
                                                 Associate General Counsel of
                                                 Prudential Securities.
 Eugene S. Stark (39)       Treasurer and       First Vice President (since
 c/o Prudential Mutual Fund Principal            December 1996) of PMF; First
 Management LLC             Financial and        Vice President (January 1990-
 Gateway Center Three       Accounting           September 1996) of Prudential
 Newark, NJ 07102           Officer              Mutual Fund Management, Inc.
 Stephen M. Ungerman (44)   Assistant           Tax Director of Prudential
                            Treasurer            Investments and the Private
                                                 Asset Group of Prudential
                                                 (since March 1996); formerly
                                                 First Vice President of
                                                 Prudential Mutual Fund
                                                 Management, Inc. (February
                                                 1993-September 1996); prior
                                                 thereto, Senior Tax Manager
                                                 at Price Waterhouse LLP
                                                 (1981-January 1993).
 Deborah A. Docs (39)       Assistant Secretary Vice President (since December
                                                 1996) of PMF; formerly Vice
                                                 President and Associate
                                                 General Counsel (June 1991-
                                                 September 1996) of Prudential
                                                 Mutual Fund Management, Inc.;
                                                 Vice President and Associate
                                                 General Counsel of Prudential
                                                 Securities.

---------
  Unless otherwise noted the address for each of the above persons is: c/o Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

  *"Interested" director, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential Securities or PMF.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

  The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The Fund pays each of its Directors who is not an affiliated person of PMF or The Prudential Investment Corporation (PIC) or the Subadviser annual compensation of $7,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

  Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Lennox is scheduled to retire on December 31, 1997. Mr. Jacobs is scheduled to retire on December 31, 1998, and Messrs. Beach and O'Brien are scheduled to retire on December 31, 1999.

  Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1996 to current Directors of the Fund, as well as to Directors of the Fund who served during the Fund's 1996 fiscal year. The table also shows aggregate compensation paid to those Directors for service on Boards of all funds managed by Prudential Mutual Fund Management LLC, including the Fund, for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below is listed all Directors who have served the Fund during its most recent fiscal year as well as the new Directors who took office after the shareholder meeting in October.

                              COMPENSATION TABLE

                                                                              TOTAL
                                          PENSION OR                       COMPENSATION
                                          RETIREMENT                      FROM THE FUND
                           AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL     AND FUND
                          COMPENSATION AS PART OF FUND   BENEFITS UPON     COMPLEX PAID
   NAME AND POSITION       FROM FUND       EXPENSES        RETIREMENT      TO DIRECTORS
   -----------------      ------------ ---------------- ---------------- ----------------
Thomas R. Anderson--For-
 mer Director...........     $3,750          None             N/A        $ 20,625(5/5)*
Edward D. Beach--Direc-
 tor....................        --           None             N/A        $166,000(21/39)*
Eugene C. Dorsey--Direc-
 tor**..................     $9,000          None             N/A        $ 98,583(12/36)*
Delayne Dedrick Gold--
 Director...............        --           None             N/A        $175,308(21/42)*
Robert F. Gunia--Direc-
 tor+...................        --           None             N/A                  --
Harry A. Jacobs, Jr.--
 Director+..............        --           None             N/A                  --
Donald D. Lennox--Direc-
 tor....................        --           None             N/A        $ 90,000(10/22)*
Mendel A. Melzer--Direc-
 tor+...................        --           None             N/A                  --
Thomas T. Mooney--Direc-
 tor**..................        --           None             N/A        $135,375(18/36)*
Thomas H. O'Brien--Di-
 rector.................        --           None             N/A        $ 32,250(5/20)*
Richard A. Redeker--Di-
 rector and President+..        --           None             N/A                  --
Robin B. Smith--Former
 Director**.............     $9,000          None             N/A        $ 89,957(11/20)*
Nancy H. Teeters--Direc-
 tor....................        --           None             N/A        $103,583(11/28)*
Louis A. Weil, III--Di-
 rector.................        --           None             N/A        $ 91,250(13/18)*

---------
 * Indicates number of funds/portfolios in the Fund Complex (including the Fund) to which aggregate compensation relates.
** Total compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $111,535, $139,869 and $109,294 for Eugene C. Dorsey, Thomas T. Mooney and Robin B. Smith, respectively.
 + Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Prudential Mutual Fund family.

  As of March 11, 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund. As of March 11, 1997, the only beneficial owner, directly or indirectly of more than 5% of any class of shares of the outstanding common stock of the Fund was: Prudential Trust Company, FBO PRU-DC Trust Accounts, Attn: John Sturdy, 30 Scranton Office Park, Moosic, PA 18507-1774.

  As of February 7, 1997, Prudential Securities was the record holder for other beneficial owners of 996,956 Class A shares (approximately 45% of such shares outstanding), 4,752,342 Class B shares (approximately 47% of such shares outstanding), 197,797 Class C shares (approximately 64% of such shares outstanding) and 65,117 Class Z shares (approximately 3% of such shares outstanding). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                                    MANAGER

  The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

  PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of Prudential, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

  For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1996. Currently, the Fund believes that there are no such expense limitations.

  In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

  (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments pursuant to the Subadvisory Agreement between PMF and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees (except for Class Z shares).

  The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. For the period from January 10, 1995 (commencement of investment operations) through December 31, 1995 and for the fiscal year ended December 31, 1996, PMF received management fees of $50,876 (net of fee waivers) and $139,998 (net of fee waivers), respectively, from the Fund.

  PMF has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

  Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distribution" in the Prospectus.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities serves as Distributor of the Class Z shares and incurs the expenses of distributing the Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The Plans were each approved by the sole shareholder of the Class A, Class B and Class C shares on December 29, 1994.

  CLASS A PLAN. For the fiscal year ended December 31, 1996, PMFD and Prudential Securities received payments of $32,801 under the Class A Plan. The amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1996, PMFD also received approximately $189,000 in initial sales charges.

  CLASS B PLAN. For the fiscal year ended December 31, 1996, Prudential Securities received $859,203 from the Fund under the Class B Plan and spent approximately $2,518,500 in distributing the Fund's Class B shares. It is estimated that of the latter amount approximately 2.3% ($57,000) was spent on printing and mailing of prospectuses to other than current shareholders; 60.6% ($1,526,500) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 37.1% ($935,000) on the aggregate of (i) payments of commission and account servicing fees to financial advisers (9.7% or $245,700) and (ii) an allocation of overhead and other branch office distribution-related expenses (27.4% or $689,300). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $335,000 in contingent deferred sales charges with respect to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1996, Prudential Securities received $26,501 from the Fund under the Class C Plan and spent approximately $27,000 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately 8.5% ($2,300) was spent on printing and mailing of prospectuses to other than current shareholders; 24.8% ($6,700) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 66.7% ($18,000) on the aggregate of (i) payments of commission and account servicing fees to financial advisers (40.0% or $10,800) and (ii) an allocation of overhead and other branch office distribution-related expenses (26.7% or $7,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contengent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $2,500 in contingent deferred sales charges with respect to Class C shares.

  The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to each Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

  On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

  On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

  Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of the Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. The Fund does not normally incur any brokerage commission expense on its portfolio transactions although broker-dealers may receive negotiated brokerage commissions on certain portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

  The securities purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities (or any affiliate) in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay up for research in principal transactions.

  Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  During the period from January 10, 1995 (commencement of investment operations), through December 31, 1995, and the fiscal year ended December 31, 1996, the Fund did not pay any brokerage commissions to Prudential Securities.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class represents an interest in the same assets of the Fund and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 4% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the Fund's net asset value at December 31, 1996, the maximum offering price of the Fund's shares is as follows:

      CLASS A
      Net asset value and redemption price per Class A share............ $13.57
      Maximum sales charge (4% of offering price).......................    .57
                                                                         ------
      Offering price to public.......................................... $14.14
                                                                         ======
      CLASS B
      Net asset value, offering price and redemption price per Class B share*........................................................... $13.58
                                                                         ======
      CLASS C
      Net asset value, offering price and redemption price per Class C share*........................................................... $13.58
                                                                         ======
      CLASS Z
      Net asset value, offering price and redemption price per Class Z share............................................................ $13.57
                                                                         ======

     -------
     *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See
     "Shareholder Guide--How to Sell Your Shares--Contingent
     Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  (a) an individual;

  (b) the individual's spouse, their children and their parents;

  (c) the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described in the Statement of Additional Information under "Combined Purchase and

Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Portfolio and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                          REQUIRED DOCUMENTATION
Death                                       A copy of the shareholder's death certificate
                                            or, in the case of a trust, a copy of the
                                            grantor's death certificate, plus a copy of
                                            the trust agreement identifying the grantor.
Disability - An individual will be          A copy of the Social Security Administration
considered disabled if he or she is         award letter or a letter from a physician on
unable to engage in any substantial         the physician's letterhead stating that the
gainful activity by reason of any           shareholder (or, in the case of a trust, the
medically determinable physical or          grantor) is permanently disabled. The letter
mental impairment which can be              must also indicate the date of disability.
expected to result in death or to be
of long-continued and indefinite
duration.
Distribution from an IRA or 403(b)          A copy of the distribution form from the
Custodial Account                           custodial firm indicating (i) the date of
                                            birth of the shareholder and (ii) that the
                                            shareholder is over age 59 1/2 and is taking a
                                            normal distribution--signed by the
                                            shareholder.
Distribution from Retirement Plan           A letter signed by the plan
                                            administrator/trustee indicating the reason
                                            for the distribution.
Excess Contributions                        A letter from the shareholder (for an IRA) or
                                            the plan administrator/trustee on company
                                            letterhead indicating the amount of the excess
                                            and whether or not taxes have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

  AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

  EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

  Prudential California Municipal Fund (California Money Market Series)

  Prudential Government Securities Trust (Money Market Series) (U.S. Treasury
     Money Market Series)

  Prudential Municipal Series Fund (Connecticut Money Market Series)
     (Massachusetts Money Market Series) (New York Money Market Series) (New Jersey Money Market Series)

  Prudential MoneyMart Assets, Inc.

  Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

PERIOD OF
MONTHLY INVESTMENTS:                         $100,000 $150,000 $200,000 $250,000
--------------------                         -------- -------- -------- --------
25 Years....................................  $ 110    $ 165    $ 220    $ 275
20 Years....................................    176      264      352      440
15 Years....................................    296      444      592      740
10 Years....................................    555      833    1,110    1,388
5 Years.....................................  1,371    2,057    2,742    3,428

See "Automatic Savings Accumulation Plan."
---------
/1/ Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
/2/ The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

  AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

  SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

  TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the Internal

Revenue Code) are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees an other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

             CONTRIBUTIONS                   PERSONAL
              MADE OVER:                     SAVINGS                                    IRA
             -------------                   --------                                   ---
               10 years                      $ 26,165                                 $ 31,291
               15 years                        44,676                                   58,649
               20 years                        68,109                                   98,846
               25 years                        97,780                                  157,909
               30 years                       135,346                                  244,692

---------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in a program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute a program in an investment ratio different from that offered by a program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

  Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The net asset value of Class Z shares will generally be higher than the net asset value of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                                     TAXES

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net long-term capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

  Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derive less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in foreign securities) (the short-short rule);
(c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income (including short-term capital gains) other than long-term capital gains in each year.

  Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities (assuming they do not qualify as Section 1256 contracts). If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, straddle and conversion transaction provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

  Special rules apply to "regulated futures contracts," certain listed options which are not "equity options", and certain forward foreign currency exchange contracts. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  Gain or loss on the sale, lapse or other termination of options on securities and indices will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a straddle will be subject to certain wash sale and short sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

  The Fund's ability to hold foreign currencies, engage in hedging activities, or close out certain positions may be limited by the 30% short-short rule discussed above.

  Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

  The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

  The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the 12 months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  The Fund declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder. The Fund's net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Dividends and distributions will be paid in additional Fund shares based on net asset value on the payment date or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such distributions in cash. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

  Any distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the distributions. Furthermore, such distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of capital gains distributions, which are expected to be or have been announced.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share capital gains distributions will be paid in the same amounts for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

                            PERFORMANCE INFORMATION

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                     a-b
                         YIELD = 2 [(---+1)/6/ - 1]
                                     cd

Where:a = dividends and interest earned during the period.
   b = expenses accrued for the period (net of reimbursements).
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
   d = the maximum offering price per share on the last day of the period.

  The yield for the 30-day period ended December 31, 1996 for the Fund's Class A, Class B, Class C and Class Z shares was 6.16%, 5.82%, 5.82% and 6.56%, respectively.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

  AVERAGE ANNUAL TOTAL RETURN. The Fund may also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                                 P(1+T)n = ERV

Where:P = a hypothetical initial payment of $1,000.
   T = average annual total return.
   n = number of years.
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total return for the period from January 10, 1995 (commencement of operations) to December 31, 1996 for the Fund's Class A, Class B and Class C shares was 10.4%, 10.2% and 12.1%, respectively. The average annual total return for the one year period ended December 31, 1996 for the Fund's Class A, Class B and Class C shares was 1.6%, 2% and 4.2%, respectively.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                             ERV - P
                             -------
                                P

Where:P = a hypothetical initial payment of $1,000.
   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total return for the period from January 10, 1995 (commencement of operations) to December 31, 1996 for the Fund's Class A, Class B and Class C shares was 26.8%, 25.4% and 25.4%, respectively. The aggregate total return for the one year period ended December 31, 1996 for the Fund's Class A, Class B and Class C shares was 5.8%, 5.2% and 5.2%, respectively. The aggregate total return for the period from September 16, 1996 (commencement of offering of Class Z shares) to December 31, 1996 for the Fund's Class Z shares was 5.4%.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation./1/



                                    (CHART)


/1/Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1996 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. For the fiscal year ended December 31, 1996, the Fund incurred fees of approximately $245,000 for the services of PMFS. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, served as the Fund's independent accountants, for the fiscal year ended December 31, 1996 and in that capacity audited the Fund's annual reports. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Fund's independent public accountants and, in that capacity, will audit the Fund's financial statements for the fiscal year ending December 31, 1997.

Portfolio of Investments as                   PRUDENTIAL DIVERSIFIED
of December 31, 1996                          BOND FUND, INC.
================================================================================


Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description              Value (Note 1)

--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.8%
--------------------------------------------------------------------------------
Domestic Corporate Bonds--69.7%
Ba3       US$ 2,000    Agco Corp.,
                        Sr. Sub. Notes,
                        8.50%, 3/15/06                $  2,052,500
                        (Agricultural Equipment)
Baa3          3,000    Allegiance Corp.,
                        7.80%, 10/15/16                  3,047,070
                        (Financial Services)
Ba3           1,000    American Standard, Inc.,
                        Sr. Deb.,
                        11.375%, 5/15/04                 1,070,000
                        (Consumer Goods & Services)
A1            3,000    Bank of New York Co.,
                        7.97%, 12/31/26                  3,029,820
                        (Banking)
NR            2,400    BankAmerica Corp.,
                        Sub. Notes, F.R.N.,
                        6.03125%(a), 5/17/99             2,418,000
                        (Banking)
Ba1           2,000    BJ Services Co.,
                        Sr. Notes,
                        7.00%, 2/1/06                    1,947,400
                        (Oil & Gas Equipment &
                        Services)
NR            3,100    Conseco, Inc.,
                        8.70%, 11/15/26                  3,126,722
                        (Insurance)
Baa2          1,500    Continental Cablevision,
                        Inc.,
                        Sr. Notes,
                        8.30%, 5/15/06                   1,597,905
                        (Cable & Pay Television
                        Systems)
Baa3          1,000    Delta Air Lines, Inc.,
                        Sr. Notes,
                        9.875%, 5/15/00                  1,083,220
                        (Airlines)
Ba1           1,000    Digital Equipment Corp.,
                        7.125%, 10/15/02                   954,250
                        (Computers)
Ba3       US$ 1,500    El Paso Electric Co.,
                        9.40%, 5/1/11                 $  1,590,000
                        (Utilities)
                       Enterprise Rent-A-Car Co.,
Baa2          1,000    7.875%, 3/15/98                   1,022,250
Baa3          5,500    7.00%, 6/15/00                    5,566,550
                        (Financial Services)
                       Federated Dept. Stores, Inc.
                        Sr. Notes,
Ba1           2,600    8.125%, 10/15/02                  2,661,204
Ba1           5,000    8.50%, 6/15/03                    5,207,450
                        (Retail)
A3            1,500    First Tennessee National
                        Corp.,
                        8.07%, 1/6/27                    1,491,562
                        (Banking)
A1            3,000    First Union Corp.,
                        7.85%, 1/1/27                    2,972,625
                        (Banking)
B2            2,000    Impsat Corp.,
                        Sr. Notes,
                        12.125%, 7/15/03                 2,125,000
                        (Telecommunications)
Ba3           1,000    Kmart Corp.,
                        Medium Term Notes,
                        9.80%, 6/15/98                   1,010,000
                        (Retail)
Baa1          3,000    Lehman Brothers, Inc.,
                        Medium Term Notes,
                        6.84%, 9/25/98                   3,022,740
                        (Financial Services)
A2            3,000    Liberty Mutual Insurance
                        Co.,
                        8.20%, 5/4/07                    3,185,820
                        (Insurance)
A2            5,000    Mellon Capital,
                        Gtd. Notes,
                        7.995%, 1/15/27                  5,031,250
                        (Banking)

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of
December 31, 1996
================================================================================


Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description              Value (Note 1)

--------------------------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
B1        US$ 3,000    MFS Communications, Inc.,
                        Sr. Disc. Notes,
                        Zero Coupon, 1/15/06,         $  2,182,500
                        (Telecommunications)
A1            1,000    Nationwide Life Insurance
                        Co.,
                        9.875%, 2/15/25                  1,105,480
                        (Insurance)
Baa3          3,000    News America Hldgs., Inc.,
                        Sr. Notes,
                        7.75%, 12/1/45                   2,793,570
                        (Media)
Ba2           1,500    Noble Drilling Corp.,
                        Sr. Notes,
                        9.125%, 7/1/06                   1,612,500
                        (Oil & Gas Equipment &
                        Services)
                       Occidental Petroleum Corp.,
Baa2          1,000    10.125%, 11/15/01                 1,139,030
Baa2          1,000    11.125%, 8/1/10                   1,307,060
                        (Oil & Gas)
A2            2,590    Orchard Hardware Supply
                        Corp.,
                        Sr. Notes,
                        9.375%, 2/15/02                  2,725,975
                        (Retail)
                       Paramount Communications,
                        Inc.,
                        Sr. Notes,
Ba2           1,857    5.875%, 7/15/00                   1,793,992
Ba2             500    7.50%, 1/15/02                      499,585
                        (Media)
Baa3          1,250    Parker & Parsley Petroleum
                        Co.,
                        Sr. Notes,
                        8.25%, 8/15/07                   1,343,938
                        (Oil & Gas)
A1            3,000    Republic New York Capital,
                        7.53%, 12/4/26                   2,940,369
                        (Banking)
Ba2           1,000    Royal Caribbean Cruises
                        Ltd.,
                        Sr. Sub. Notes,
                        11.375%, 5/15/02                 1,065,000
                        (Entertainment)
                       Salomon, Inc.,
Baa1      US$ 2,000    5.98%, 2/2/98                  $  1,999,020
Baa1          3,800    7.00%, 5/15/99                    3,830,020
Baa1            500    7.25%, 5/1/01                       504,730
                        (Financial Services)
A1            3,000    State Street Boston Corp.,
                        7.94%, 12/30/26                  2,990,625
                        (Banking)
                       Tele-Communications, Inc.,
Ba1           3,000    6.875%, 2/15/06                   2,726,220
Ba1           1,000    9.80%, 2/1/12                     1,082,200
Ba1           1,500    10.125%, 4/15/22                  1,647,030
                        (Cable & Pay Television
                        Systems)
                       Tenet Healthcare Corp.,
                        Sr. Notes,
Ba1           2,000    9.625%, 9/1/02                    2,190,000
Ba1           4,500    8.625%, 12/1/03                   4,747,500
                        (Health Care)
                       Time Warner, Inc.,
Ba1           2,500    7.75%, 6/15/05                    2,514,825
Ba1           2,000    6.85%, 1/15/26                    1,950,060
                        (Media)
                       Transco Energy Co.,
Baa2            500    9.125%, 5/1/98                      518,970
Baa2            500    9.375%, 8/15/01                     551,160
                        (Oil & Gas)
Ba1           1,500    Turner Broadcasting Systems,
                        Inc.,
                        Sr. Notes,
                        7.40%, 2/1/04                    1,484,340
                        (Media)
B1              295    UCAR Global Enterprises,
                        Inc.,
                        Sr. Sub. Notes,
                        12.00%, 1/15/05                    339,988
                        (Steel)
Ba1           1,000    Union Planters Corp.,
                        8.20%, 12/15/26                    990,180
                        (Financial Services)
                       United Airlines, Inc.,
Baa3          3,000    10.67%, 5/1/04                    3,548,070
Baa3          2,000    11.21%, 5/1/14                    2,622,340
                        (Airlines)

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of               PRUDENTIAL DIVERSIFIED
December 31, 1996                            BOND FUND, INC.
================================================================================


Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description              Value (Note 1)

--------------------------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
B2        US$ 2,000    United States Can Corp.,
                        Sr. Sub. Notes,
                        10.125%, 10/15/06             $  2,102,500
                        (Containers)
Ba2           1,450    Viacom, Inc.,
                        Sr. Notes,
                        7.75%, 6/1/05                    1,427,771
                        (Media)
A1            4,000    Wells Fargo Securities,
                        Inc.,
                        7.96%, 12/15/26                  3,998,280
                        (Financial Services)          ------------
                       Total domestic corporate bonds
                        (cost $117,511,924)
                                                       119,488,166
                                                      ------------

--------------------------------------------------------------------------------
Foreign Government Securities--16.6%

Baa3          1,000    Banco de Commercio Exterior
                        de Colombia,                     1,035,000
                        8.625%, 6/2/00
Aa1       C$  3,000    Canadian Gov't. Bonds,
                        8.00%, 6/1/23                    2,366,266
B1        US$ 1,960    Republic of Argentina,
                        6.625%, 3/31/05                  1,716,837
                       Republic of Colombia,
Baa3          1,000     8.75%, 10/6/99                   1,045,000
Baa3            250     8.00%, 6/14/01                     253,657
                       Republic of The Philippines,
B1            2,325     8.75%, 10/7/16                   2,395,477
Baa3          8,000    Republic of Poland,
                        4.00%, 10/27/14                  6,770,000
Ba2           2,000    Republic of Venezuela
                        6.50%(a), F.R.N., 12/18/07       1,762,500
NR            3,000    Rio de Janeiro Municipality,
                        10.375%, 7/12/99                 3,082,500
                        (Brazil)
                       United Mexican States,
Baa3          7,000     7.5625%, 8/6/01                  7,016,100
NR            1,000     11.50%, 5/15/26                  1,057,500
                                                      ------------
                       Total foreign government
                        securities
                        (cost $28,102,150)              28,500,837
                                                      ------------

--------------------------------------------------------------------------------
Foreign Corporate Bonds--7.3%

A3        US$ 1,000    Kansallis-Osake-Pankki,
                        (Finland) Sub. Notes,
                        10.00%, 5/1/02                $  1,134,900
                        (Banking)
Ba2           4,900    National Pwr. Corp.,
                        (United Kingdom)
                        Gtd. Bond,
                        8.40%, 12/15/16                  4,924,500
                        (Utilities)
Ba3           4,000    Polysindo Int'l. Finance Co.
                        BV.
                        (Indonesia)
                        11.375%, 6/15/06                 4,370,000
                        (Financial Services)
Ba3           2,000    Rogers Cablesystems, Inc.,
                        (Canada) Sr. Sec'd Notes,
                        10.00%, 3/15/05                  2,130,000
                                                      ------------
                        (Cable & Pay Television
                        Systems)
                       Total foreign corporate
                        bonds
                        (cost $12,015,192)              12,559,400
                                                      ------------
--------------------------------------------------------------------------------
U.S. Government Securities--2.2%

                       United States Treasury
                        Notes,
                750    5.875%, 11/30/01                    739,103
              1,000    5.75%, 8/15/03                      970,000
              2,000    6.50%, 10/15/06                   2,010,940
                                                      ------------
                       Total U.S. government
                        securities
                        (cost $3,736,500)                3,720,043
                                                      ------------
--------------------------------------------------------------------------------
Preferred Stocks--2.0%

              2,150    Time Warner, Inc.,                2,343,500
                        (Media)

--------------------------------------------------------------------------------

See Notes to Financial Statements.

Portfolio of Investments                             PRUDENTIAL DIVERSIFIED
as of December 31, 1996                              BOND FUND, INC.
================================================================================

              Shares/
Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description              Value (Note 1)
------------------------------------------------------------------
Preferred Stocks (cont'd.)

               40,000       TransCanada Capital,
                              (Gas Pipelines)         $  1,022,200
                                                      ------------
                            Total preferred stocks
                              (cost $3,096,892)          3,365,700
                                                      ------------
                            Total long-term
                              investments
                              (cost $164,462,658)      167,634,146
                                                      ------------
SHORT-TERM INVESTMENTS--4.5%
------------------------------------------------------------------
Domestic Corporate Bond--1.2%

Baa3          US$ 2,000    Advanta National Bank,
                             6.26%, 9/1/97
                             (Banking)                   2,002,000
                             (cost $1,997,160)
------------------------------------------------------------------
Foreign Government Security--1.2%

Ba1           2,000        Trinidad & Tobago,
                             (Trinidad)
                             11.50%, 11/20/97           2,070,000
                             (cost $2,120,000)
-----------------------------------------------------------------
Foreign Corporate Bond--1.2%

Ba3           2,000        Grupo Embotelladora De
                             Mexicana,
                             (Mexico)
                             (Beverages)
                             10.75%, 11/19/97           2,047,500
                             (cost $2,055,000)
-----------------------------------------------------------------
Repurchase Agreement--0.9%

              1,542        Joint Repurchase Agreement
                             Account,
                             6.61%, 1/2/97,
                             (Note 6)
                             (cost $1,542,000)           1,542,000
                                                      ------------
                           Total short-term
                             investments
                             (cost $7,714,160)           7,661,500
                                                      ------------
Total investments before short sales--102.3%
                           (cost $172,176,818;
                              Note 5)                  175,295,646
                                                      ------------

------------------------------------------------------------------
INVESTMENT SOLD SHORT(b)--(2.5%)
------------------------------------------------------------------
U.S. Government Securities--(2.5%)

              US$ 4,225    United States Treasury Bond,
                             6.75%, 8/15/26
                             (proceeds at cost
                             $4,312,566)              $ (4,256,688)
                                                      ------------
Total Investments, net of short sales--99.8%           171,038,958
                           Other assets in excess
                             of other liabilities
                             --0.2%                        422,301
                                                      ------------
                           Net Assets--100%           $171,461,259
                                                      ============

---------------
F.R.N.--Floating Rate Note.
NR--Not Rated by Moody's or Standard & Poor's.
(a) Rate shown reflects current rate of variable rate instruments.
(b) Non-income producing security.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1996 was as follows:

Foreign Government Securities.........................   17.8%
Financial Services....................................   16.5
Banking...............................................   14.0
Media.................................................    8.6
Retail................................................    6.8
Cable & Pay Television Systems........................    5.4
Insurance.............................................    4.3
Airlines..............................................    4.2
Health Care...........................................    4.0
Utilities.............................................    3.8
Oil & Gas.............................................    3.0
Telecommunications....................................    2.5
Oil & Gas Equipment & Services........................    2.1
Agricultural Equipment................................    1.2
Beverages.............................................    1.2
Containers............................................    1.2
U.S. Government & Agency Securities...................     .6
Computers.............................................     .6
Consumer Goods & Services.............................     .6
Gas Pipelines.........................................     .6
Entertainment.........................................     .6
Steel.................................................     .2
Other assets in excess of other liabilities...........     .2
                                                        -----
                                                          100%
                                                        =====

------------------------------------------------------------------
                                See Notes to Financial Statements.

Statement of Assets and Liabilities      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
-------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $172,176,818)...............................................................        $ 175,295,646
Foreign currency, at value (cost $267,023)..............................................................              262,525
Cash....................................................................................................               62,868
Receivable for securities sold short....................................................................            4,973,143
Interest receivable.....................................................................................            2,409,582
Receivable for Fund shares sold.........................................................................              443,865
Deferred expenses and other assets......................................................................              125,078
Dividends receivable....................................................................................               21,875
                                                                                                              -----------------
   Total assets.........................................................................................          183,594,582
                                                                                                              -----------------
Liabilities
Payable for investments purchased.......................................................................            7,367,179
Investments sold short, at value (proceeds $4,312,566)..................................................            4,256,688
Payable for Fund shares reacquired......................................................................              200,640
Accrued expenses and other liabilities..................................................................              168,321
Distribution fee payable................................................................................               84,038
Dividends payable.......................................................................................               42,055
Management fee payable..................................................................................               14,402
                                                                                                              -----------------
   Total liabilities....................................................................................           12,133,323
                                                                                                              -----------------
Net Assets..............................................................................................        $ 171,461,259
                                                                                                              =================
Net assets were comprised of:
   Common stock, at par.................................................................................        $      12,630
   Paid-in capital in excess of par.....................................................................          167,811,623
                                                                                                              -----------------
                                                                                                                  167,824,253
   Accumulated net realized gain on investments.........................................................              466,859
   Net unrealized appreciation on investments and foreign currencies....................................            3,170,147
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................        $ 171,461,259
                                                                                                              =================
Class A:
   Net asset value and redemption price per share
      ($30,656,557 / 2,258,565 shares of common stock issued and outstanding)...........................               $13.57
   Maximum sales charge (4.0% of offering price)........................................................                  .57
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $14.14
                                                                                                              =================
Class B:
   Net asset value, offering price and redemption price per share
      ($136,054,003 / 10,021,557 shares of common stock issued and outstanding).........................               $13.58
                                                                                                              =================
Class C:
   Net asset value, offering price and redemption price per share
      ($4,142,998 / 305,165 shares of common stock issued and outstanding)..............................               $13.58
                                                                                                              =================
Class Z:
   Net asset value, offering price and redemption price per share
      ($607,701 / 44,777 shares of common stock issued and outstanding).................................               $13.57
                                                                                                              =================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Operations
---------------------------------------------------------------
---------------------------------------------------------------

                                                       Year
                                                      Ended
                                                   December 31,
Net Investment Income                                  1996
                                                   ------------
Income
   Interest.....................................   $ 10,868,355
   Dividends....................................        138,669
                                                   ------------
      Total income..............................     11,007,024
                                                   ------------
Expenses
   Distribution fee--Class A....................         32,801
   Distribution fee--Class B....................        859,203
   Distribution fee--Class C....................         26,501
   Management fee...............................        699,988
   Transfer agent's fees and expenses...........        295,000
   Custodian's fees and expenses................        145,000
   Registration fees............................        110,000
   Reports to shareholders......................         95,000
   Amortization of deferred organization
      expenses..................................         41,968
   Audit fee and expenses.......................         28,000
   Directors' fees..............................         17,000
   Legal fees and expenses......................         15,000
   Miscellaneous................................          2,526
                                                   ------------
      Total expenses............................      2,367,987
   Less: Management fee waiver (Note 2).........       (559,990)
                                                   ------------
      Net expenses..............................      1,807,997
                                                   ------------
Net investment income...........................      9,199,027
                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions......................        632,396
   Foreign currency transactions................        (88,114)
                                                   ------------
                                                        544,282
                                                   ------------
Net change in unrealized appreciation on:
   Investments..................................       (673,378)
   Short sales..................................         55,878
   Foreign currencies...........................         (4,498)
                                                   ------------
                                                       (621,998)
                                                   ------------
Net loss on investments.........................        (77,716)
                                                   ------------
Net Increase in Net Assets
Resulting from Operations.......................   $  9,121,311
                                                   ============

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Changes in Net Assets
---------------------------------------------------------------
---------------------------------------------------------------

                                                    January 10,
                                         Year         1995(a)
                                        Ended         Through
Increase (Decrease)                  December 31,   December 31,
in Net Assets                            1996           1995
                                     -----------    -----------
Operations
   Net investment income...........   $ 9,199,027    $ 3,242,014
   Net realized gain on investment
      transactions.................       544,282      1,773,712
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..................      (621,998)     3,792,145
                                     ------------   ------------
   Net increase in net assets
      resulting from operations....     9,121,311      8,807,871
                                     ------------   ------------
Dividends and distributions
(Note 1)
   Dividends to shareholders from
      net investment income
      Class A......................    (1,551,620)      (499,866)
      Class B......................    (7,416,277)    (2,663,152)
      Class C......................      (228,430)       (78,996)
      Class Z......................        (2,700)            --
                                     ------------   ------------
                                       (9,199,027)    (3,242,014)
                                     ------------   ------------
   Distributions to shareholders
      from net realized gains
      Class A......................       (58,141)      (209,652)
      Class B......................      (257,928)    (1,276,511)
      Class C......................        (7,883)       (40,430)
      Class Z......................          (590)            --
                                     ------------   ------------
                                         (324,542)    (1,526,593)
                                     ------------   ------------
Fund share transactions (net of
   share conversions) (Note 7)
   Net proceeds from shares sold...    96,732,342    108,185,016
   Net asset value of shares issued
      to shareholders in
      reinvestment of dividends and
      distributions................     6,941,778      3,228,879
   Cost of shares reacquired.......   (34,213,705)   (13,150,057)
                                     ------------   ------------
   Net increase in net assets from
      Fund share transactions......    69,460,415     98,263,838
                                     ------------   ------------
Total increase.....................    69,058,157    102,303,102
Net Assets
Beginning of period................   102,403,102        100,000
                                     ------------   ------------
End of period......................  $171,461,259   $102,403,102
                                     ============   ============

---------------
(a) Commencement of investment operations.
----------------------------------------------------------------
                              See Notes to Financial Statements.

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
================================================================================

Prudential Diversified Bond Fund, Inc. (the "Fund"), which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund had no significant operations other than the issuance of 2,667 shares each of Class A and Class B common stock and 2,666 shares of Class C common stock for $100,000 on October 5, 1994 to Prudential Mutual Fund Management LLC ("PMF").
Investment operations commenced on January 10, 1995.

The Fund's investment objective is to achieve high current income consistent with an appropriate balance between risk and reward. The Fund will seek to achieve this objective by allocating its assets among sectors of the fixed income securities markets, U.S. Government securities, mortgage-backed securities, corporate debt, and foreign securities based upon an evaluation of current market and economic conditions.

--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

Net realized losses on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic


--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
================================================================================

instability and the level of governmental supervision and regulation of foreign securities markets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Deferred Organization Expenses: Approximately $210,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PMF. Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund. For the year ended December 31, 1996, PMF waived 80% of its management fee. The amount of fees waived for the year ended December 31, 1996 amounted to $559,990 ($.05 per share for Class A, B, C and Z shares; .40 of 1% of average daily net assets). The Fund is not required to reimburse PMF for such waiver.

Effective January 2, 1996, Prudential Securities Incorporated ("PSI") became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the previous arrangement. PSI is also distributor of the Class B, Class C and Class Z shares of the Fund. The Fund compensated PSI for distributing and

--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
================================================================================

servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .15%, .75% and
 .75%, respectively, of the average daily net assets of Class A, Class B and Class C shares for the year ended December 31, 1996.

PSI has advised the Fund that it has received approximately $189,000 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation and affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Fund that for the year ended December 31, 1996, it received approximately $335,000 and $2,500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.

--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of
PMF, serves as the Fund's transfer agent. During the year ended December 31, 1996, the Fund incurred fees of approximately $245,000 for the services of PMFS. As of December 31, 1996, approximately $25,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------
Note 4. Expense Subsidy

PMF voluntarily agreed to subsidize operating expenses so that total Fund operating expenses do not exceed .90%, 1.50%, 1.50% and .75% of the average daily net assets of the Class A, Class B, Class C and Class Z shares, respectively. No reimbursement was required for the year ended December 31, 1996.

--------------------------------------------------------------------------------
Note 5. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996 were $558,769,254 and $477,955,791, respectively.

The federal income tax cost basis of the Fund's investments at December 31, 1996 was $172,177,291 and, accordingly, net unrealized appreciation for federal income tax purposes was $3,118,355 (gross unrealized appreciation-$3,610,542; gross unrealized depreciation-$492,187).

--------------------------------------------------------------------------------
Note 6. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund had a 0.1% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $1,542,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.

Goldman, Sachs & Co., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.

J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.

--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
================================================================================

Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.

--------------------------------------------------------------------------------
Note 7. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

Effective September 16, 1996 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, B, C and Class Z, each of which consists of 1 billion, 500 million, 500 million and 500 million authorized shares, respectively. Of the 12,630,065 shares of common stock issued and outstanding at December 31, 1996, PMF owned 8,000.

Transactions in shares of common stock were as follows:

Class A                                   Shares       Amount
-------                                 ----------   -----------
Year ended December 31, 1996:
Shares sold...........................   1,409,945   $18,784,906
Shares issued in reinvestment of
  dividends and distributions.........      93,794     1,254,514
Shares reacquired.....................    (477,222)   (6,363,413)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   1,026,517    13,676,007
Shares issued upon conversion from
  Class B.............................     196,827     2,615,114
                                        ----------   -----------
Net increase in shares outstanding....   1,223,344   $16,291,121
                                        ==========   ===========

January 10, 1995(a) through
  December 31, 1995:
Shares sold...........................   1,149,425   $15,161,009
Shares issued in reinvestment of
  dividends and distributions.........      39,135       528,573
Shares reacquired.....................    (242,566)   (3,231,169)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................     945,994    12,458,413
Shares issued upon conversion from
  Class B.............................      86,560     1,185,549
                                        ----------   -----------
Net increase in shares outstanding....   1,032,554   $13,643,962
                                        ==========   ===========

Class B
-------
Year ended December 31, 1996:
Shares sold...........................   5,615,168   $75,013,374
Shares issued in reinvestment of
  dividends and distributions.........     412,093     5,507,751
Shares reacquired.....................  (2,006,332)  (26,854,321)
                                        ----------   -----------
Net increase in shares outstanding
  before conversion...................   4,020,929    53,666,804
Shares reacquired upon conversion
  into Class A........................    (196,827)   (2,615,114)
                                        ----------   -----------
Net increase in shares outstanding....   3,824,102   $51,051,690
                                        ==========   ===========

January 10, 1995(a) through
  December 31, 1995:
Shares sold...........................   6,807,170   $90,362,412
Shares issued in reinvestment of
  dividends and distributions.........     193,355     2,618,478
Shares reacquired.....................    (719,177)   (9,697,206)
                                        ----------   -----------
Net increase in shares
  outstanding before conversion.......   6,281,348    83,283,684
Shares reacquired upon conversion into
  Class A.............................     (86,560)   (1,185,549)
                                        ----------   -----------
Net increase in shares outstanding....   6,194,788   $82,098,135
                                        ==========   ===========

Class C
-------
Year ended December 31, 1996:
Shares sold...........................     169,498   $ 2,266,712
Shares issued in reinvestment of
  dividends and distributions.........      13,201       176,406
Shares reacquired.....................     (70,076)     (934,259)
                                        ----------   -----------
Net increase in shares outstanding....     112,623   $ 1,508,859
                                        ==========   ===========

January 10, 1995(a) through
  December 31, 1995:
Shares sold...........................     200,032   $ 2,661,595
Shares issued in reinvestment of
  dividends and distributions.........       6,043        81,828
Shares reacquired.....................     (16,199)     (221,682)
                                        ----------   -----------
Net increase in shares outstanding....     189,876   $ 2,521,741
                                        ==========   ===========

Class Z
-------
September 16, 1996(a) through
  December 31, 1996
Shares sold...........................      49,040   $   667,350
Shares issued in reinvestment of
  dividends and distributions.........         229         3,107
Shares reacquired.....................      (4,542)      (61,712)
                                        ----------   -----------
Net increase in shares outstanding....      44,727   $   608,745
                                        ==========   ===========

---------------
(a) Commencement of investment operations.

--------------------------------------------------------------------------------

Financial Highlights                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
================================================================================

                                                              Class A                             Class B
                                                  -------------------------------     -------------------------------
                                                                     January 10,                         January 10,
                                                      Year             1995(a)            Year             1995(a)
                                                      Ended            Through            Ended            Through
                                                  December 31,      December 31,      December 31,      December 31,
                                                      1996              1995              1996              1995
                                                  -------------     -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........       $ 13.79           $ 12.50           $  13.79          $ 12.50
                                                      ------            ------            -------           ------
Income from investment operations
Net investment income(b)......................           .93               .90                .85              .82
Net realized and unrealized gain (loss) on
   investment transactions....................          (.19)             1.51               (.18)            1.51
                                                      ------            ------            -------           ------
   Total from investment operations...........           .74              2.41                .67             2.33
                                                      ------            ------            -------           ------
Less distributions
Dividends from net investment income..........          (.93)             (.90)              (.85)            (.82)
Distributions from net realized gains.........          (.03)             (.22)              (.03)            (.22)
                                                      ------            ------            -------           ------
   Total distributions........................          (.96)            (1.12)              (.88)           (1.04)
                                                      ------            ------            -------           ------
Net asset value, end of period................       $ 13.57           $ 13.79           $  13.58          $ 13.79
                                                      ======            ======            =======           ======

TOTAL RETURN(d)...............................          5.80%            19.80%              5.19%           19.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............       $30,657           $14,276           $136,054          $85,472
Average net assets (000)......................       $21,867           $ 7,428           $114,560          $43,574
Ratios to average net assets(b):
   Expenses, including distribution fees......           .79%              .87%(c)           1.39%            1.47%(c)
   Expenses, excluding distribution fees......           .64%              .72%(c)            .64%             .72%(c)
   Net investment income......................          7.08%             6.92%(c)           6.48%            6.32%(c)
Portfolio turnover rate.......................           362%              260%               362%             260%

                                                            Class C                    Class Z
                                                -------------------------------     -------------
                                                                   January 10,      September 16,
                                                    Year             1995(a)           1996(e)
                                                    Ended            Through           Through
                                                December 31,      December 31,      December 31,
                                                    1996              1995              1996
                                                -------------     -------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........      $13.79            $12.50            $13.20
                                                     -----             -----             -----

Income from investment operations
Net investment income(b)......................         .85               .82               .28
Net realized and unrealized gain (loss) on
   investment transactions....................        (.18)             1.51               .40
                                                     -----             -----             -----

   Total from investment operations...........         .67              2.33               .68
                                                     -----             -----             -----

Less distributions
Dividends from net investment income..........        (.85)             (.82)             (.28)
Distributions from net realized gains.........        (.03)             (.22)             (.03)
                                                     -----             -----             -----

   Total distributions........................        (.88)            (1.04)             (.31)
                                                     -----             -----             -----

Net asset value, end of period................      $13.58            $13.79            $13.57
                                                     =====             =====             =====

TOTAL RETURN(d)...............................        5.19%            19.11%             5.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............      $4,143            $2,655            $  608
Average net assets (000)......................      $3,534            $1,307            $  125
Ratios to average net assets(b):
   Expenses, including distribution fees......        1.39%             1.47%(c)           .64%(c)
   Expenses, excluding distribution fees......         .64%              .72%(c)           .64%(c)
   Net investment income......................        6.48%             6.32%(c)          7.23%(c)
Portfolio turnover rate.......................         362%              260%              362%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Commencement of offering of Class Z shares.


--------------------------------------------------------------------------------
See Notes to Financial Statements.

Independent Auditors' Report              PRUDENTIAL DIVERSIFIED BOND FUND, INC.
================================================================================

The Shareholders and Board of Directors
Prudential Diversified Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Diversified Bond Fund, Inc. as of December 31, 1996, the related statement of operations and statement of changes in net assets, and the financial highlights for the year then ended and for the period January 10, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Bond Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the above stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 12, 1997


Tax Information                           PRUDENTIAL DIVERSIFIED BOND FUND, INC.
================================================================================

As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (December 31, 1996) as to the federal tax status of dividends and distributions paid by the Fund.

During the fiscal year ended December 31, 1996, the Fund paid dividends from net investment income and a short-term capital gains distribution which was taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is 1.37%.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.


--------------------------------------------------------------------------------

Supplemental Proxy Information            PRUDENTIAL DIVERSIFIED BOND FUND, INC.
================================================================================
    The Annual Meeting of Shareholders of the Prudential Diversified Bond Fund, Inc. (the "Fund") was held on Wednesday, October 30, 1996 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1) To elect Directors as follows: Edward D. Beach, Eugene C. Dorsey, Delayne D. Gold, Robert F. Gunia, Harry A. Jacobs, Donald D. Lennox, Mendel A. Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy H. Teeters and Louis A. Weil.

(2) To approve the proposed elimination of the Fund's fundamental investment restriction relating to investment in securities of unseasoned issuers.

(3) To ratify the selection of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 1996.

    The results of the proxy solicitation on the above matters were as follows:

Director/Matter                                                 Votes for                 Votes against             Abstentions
---------------                                              ----------------             -------------             -----------
(1) Edward D. Beach                                              5,516,941                        --                  164,580
    Eugene C. Dorsey                                             5,520,399                        --                  161,122
    Delayne D. Gold                                              5,510,826                        --                  170,695
    Robert F. Gunia                                              5,522,334                        --                  159,187
    Harry A. Jacobs                                              5,517,182                        --                  164,339
    Donald D. Lennox                                             5,508,189                        --                  173,332
    Mendel A. Melzer                                             5,521,584                        --                  159,937
    Thomas T. Mooney                                             5,522,078                        --                  159,443
    Thomas H. O'Brien                                            5,514,327                        --                  167,194
    Richard A. Redeker                                           5,518,040                        --                  163,481
    Nancy H. Teeters                                             5,508,964                        --                  172,557
    Louis A. Weil                                                5,522,092                        --                  159,429
(2) Investment restriction--unseasoned issuers                   4,164,368                   210,614                  307,741
(3) Deloitte & Touche LLP                                        5,377,779                    87,624                  216,118

                                APPENDIX I
                          HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This chart shows the long-term performance of various asset classes and the rate of inflation.

   EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY (VALUE OF $1 INVESTED ON
                                   12/31/25)

                                    [CHART]

Source: Prudential Investment Corporation based on data from Ibbotson Associates' EnCORR Software, Chicago, Illinois. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any portfolio.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                    [CHART]

/1/LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year. /2/LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Governmental National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). /3/LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1995)

                                  [MAC CHART]

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

  The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1996. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.
                                    [CHART]
*Source: Prudential Investment Corporation based on date from Lipper Analytical New Applications (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements.The Morgan Stanley, EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                               APPENDIX II
                        GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                               APPENDIX III

               INFORMATION RELATING TO PORTFOLIO SECURITIES

  The following chart shows where the Fund fits in the Prudential Fund Family in terms of the maturity of its portfolio securities.

                                  [CHART]

  The Fund may provide: (i) higher yield and total return than Prudential's U.S. government funds, but with lower overall quality and (ii) higher overall quality than the Prudential High Yield Fund, but with potentially lower yield and total return.

  Currently, the Fund is maintaining an intermediate-term duration of 5 to 6 years. This is subject to change.

                                     III-1

                               APPENDIX IV
                    INFORMATION RELATING TO THE PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential's Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  Prudential Mutual Fund Management is one of the seventeen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
---------

/1/ Prudential Mutual Fund Investment Management, a unit of PIC, serves as the
    Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, and Mercater Asset Management, L.P., as subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
/2/ As of December 31, 1994.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/
---------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
/6/ As of December 31, 1994.

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+) .

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.



---------
/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.